UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Safeguard Scientifics, Inc.

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SAFEGUARD SCIENTIFICS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Safeguard Shareholder:

You are invited to attend the Safeguard Scientifics, Inc. 2018 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME:	June 20, 2018, 8:00 a.m. Eastern Time
PLACE:	The Radnor Hotel Chanticleer Room 591 East Lancaster Ave., Wayne, PA 19087
RECORD DATE:	Only shareholders of record as of the close of business on April 27, 2018 are entitled to vote at this meeting and any adjournments, continuations, reschedulings or postponements that may take place.
ITEMS OF BUSINESS:

•     To elect as directors of Safeguard the five persons named in the accompanying proxy statement to serve on the Board of Directors for terms expiring at the 2019 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified;

•     To cast an advisory vote to approve the compensation of the named executive officers for the year ended December 31, 2017, as disclosed in the accompanying proxy statement (“say-on-pay” );

•     To ratify the adoption by the Board of Directors of our Section 382 Tax Benefits Preservation Plan, attached as Appendix A to the accompanying proxy statement;

•     To ratify the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•     To transact any other business properly brought before the meeting

YOUR VOTE IS IMPORTANT TO US. The accompanying proxy statement contains important information, including a description of the business that will be acted upon at the meeting, voting procedures, and documentation required to attend the meeting. We encourage you to read the proxy statement and submit your proxy card or voting instruction form as soon as possible to ensure your representation at the annual meeting, regardless of whether you plan to attend in person.

May 16, 2018	By Order of the Board of Directors,

G. Matthew Barnard, Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2018

Our Proxy Statement is attached. Financial and other information concerning our company is contained in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”). Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement, Annual Report and proxy card, and by notifying you of the availability of these proxy materials on the Internet. This Proxy Statement and our Annual Report are available at http://www.edocumentview.com/SFE.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

Proxy Statement – Summary

The following summary highlights information contained elsewhere in this Proxy Statement, but does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

General Information

Meeting:	2018 Annual Meeting of Shareholders
Meeting Location:	The Radnor Hotel
Chanticleer Room
591 East Lancaster Ave., Wayne, PA 19087

Time and Date:	8:00 a.m. ET on June 20, 2018
Record Date:	April 27, 2018
Shares Outstanding as of
Record Date:	20,560,825
Stock Exchange /Stock Symbol:	NYSE: SFE
Registrar &Transfer Agent:	Computershare Trust Company, N.A. /1-800-736-3001
www.computershare.com/investor

State /Year of Incorporation:	Pennsylvania / 1953
Website:	www.safeguard.com

Proposals to be Voted On

Proposal	Board Recommendation
1. Election as directors of Safeguard of the five nominees named in this proxy statement for terms expiring at the 2019 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified	FOR all five nominees named in this proxy statement for terms expiring at the 2019 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified
2. Advisory “say-on-pay” vote on the compensation of our named executive officers for the year ended December 31, 2017, as disclosed in this proxy statement	FOR approval, on an advisory basis, of Safeguard’s named executive officer compensation for the year ended December 31, 2017, as disclosed in this proxy statement
3. Ratification of the adoption by our Board of Directors of the Section 382 Tax Benefits Preservation Plan	FOR ratification of the adoption by our Board of Directors of the Section 382 Tax Benefits Preservation Plan
4. Ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	FOR ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018

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Corporate Governance

Board Meetings in 2017:	5
Standing Board Committees (meetings in 2017):
Audit – 4	Nominating & Corporate Governance (“N&CG”) 2
Compensation – 5
Separate Chairman & CEO:	Yes (independent non-executive chairman)
Annual Election of Directors:	Yes
Independent Directors Meet
without Management:	Yes
Director and Officer Share
Ownership Guidelines:	Yes
Hedging and Short Sale Policy:	Yes
Key Employee Compensation
Recoupment Policy:	Yes

2017 Business Highlights

•	We deployed $36.8 million of additional capital to support the growth of partner companies in which we already had an interest at December 31, 2016.
•	Most of our partner companies performed on or ahead of plan, with year over year revenue growth in excess of 23%.
•	We returned an aggregate of $16.9 million to our balance sheet, consisting of $15.5 million in cash related to the sale of our interest in Nexxt, Inc., formerly Beyond.com, and $1.4 million from escrows related to prior years’ transactions.
•	In addition, we received a $10.5 million promissory note bearing 9.5% interest payable on or before March 1, 2020 in connection with the Beyond.com transaction.
•	We repurchased an aggregate of $14 million of our outstanding convertible debentures.
•	We entered into a $75 million debt facility with HPS Investment Partners, LLC.

Recent Focus Areas

•	Implementation of New Strategy
o	In January 2018, we announced a new strategy to cease the deployment of capital into new Partner Company opportunities and focus on reducing our operating costs, monetizing our existing Partner Company interests and maximizing the net proceeds distributable to Safeguard’s shareholders.

•	Organizational Realignment
o	On April 6, 2018, we announced a series of management changes intended to streamline Safeguard’s organizational structure and reduce operating costs. These aggressive cost-reduction initiatives are intended to better align Safeguard’s cost structure with the strategy Safeguard announced in January 2018.
o	Stephen T. Zarrilli, who has served as Safeguard’s President and Chief Executive Officer since November 2012, will retire from Safeguard, effective September 30, 2018. Safeguard’s Board of Directors has appointed Brian J. Sisko to succeed Mr. Zarrilli as President and CEO, effective July 1, 2018.
o	Safeguard’s current Senior Vice President and Chief Financial Officer, Jeffrey McGroarty, will depart from the Company, effective June 30, 2018; and Senior Vice President of Investor Relations and Corporate Communications, John Shave, will depart thereafter at a specific date yet to be determined. David Kille, Safeguard’s Corporate Controller, will assume the role of Safeguard’s Chief Financial Officer, effective June 1, 2018. Dr. Gary Kurtzman, Senior Vice President and Managing Director, Healthcare remains in his role and will work closely with Mr. Sisko in providing oversight of the Partner Companies. Following these organizational changes, Safeguard does not intend to fill the roles of Chief Operating Officer, Senior Vice President of Investor Relations and Corporate Communications or Corporate Controller, and these roles will either be eliminated or will be combined with other roles.
o	With the organizational changes announced in April, along with the aggressive cost reduction initiatives previously announced and implemented, we currently project that our ongoing annualized operating expenses excluding interest, depreciation, severance and stock-based compensation, will approximate $8 to $9 million, in comparison to approximately $15 million for 2017.

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•	Execution of Cooperation Agreement with the Sierra Group and Related Board Refreshment
o	On April 23, 2018, we announced that we had entered into an agreement with Sierra Capital Investments, L.P. and its affiliates (collectively, the “Sierra Group”), which currently own approximately 5.1% of Safeguard’s outstanding common stock (the “Cooperation Agreement”).
o	Upon execution of the Cooperation Agreement, our Board appointed two new independent directors recommended by the Sierra Group, Russell D. Glass and Ira M. Lubert, to the Safeguard Board and, pursuant to the Cooperation Agreement, has agreed to support their re-election at the 2018 Annual Meeting as part of a five-person slate of nominees recommended by our Board.
o	The Sierra Group has agreed in the Cooperation Agreement to vote its shares in favor of all of Safeguard’s director nominees, including the two new independent directors, at the 2018 Annual Meeting. The Sierra Group has also agreed to abide by certain customary standstill provisions until the date that is the earlier of ten (10) calendar days prior to the expiration of the advance notice period for the submission of shareholder nominations of directors to be considered at Safeguard’s 2019 Annual Meeting of Shareholders pursuant to Safeguard’s Third Amended and Restated Bylaws and one hundred (100) calendar days prior to the first anniversary of the 2018 Annual Meeting.

Board Composition and Refreshment

How We are Changing the Board

•	Significant refreshment, including adding two independent directors recommended by the Sierra Group
•	Reduction in size of the Board to five (5) members following the 2018 Annual Meeting

Significant Board Refreshment Since the 2017 Annual Meeting

•	Joining the Board since the 2017 Annual Meeting
o	Maureen F. Morrison (2017)
o	Russell D. Glass (2018)
o	Ira M. Lubert (2018)

•	Four directors not standing for re-election to the Board at the 2018 Annual Meeting
o	Julie A. Dobson
o	Stephen Fisher
o	George F. MacKenzie, Jr.
o	Stephen T. Zarrilli

Tenure

•	Balanced mix of both institutional knowledge & new perspectives
•	Following the 2018 Annual Meeting, 60% of the directors will have joined the Board since the 2017 Annual Meeting

Independence

•	Following the 2018 Annual Meeting, all directors will be independent

Board Accountability

•	Annual director elections

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Director Nominees (5)				Board Committees
	Director
Name	Since	Independent	Position	Audit	Comp	N&CG

Russell D. Glass	2018	*	Founder and Managing Member of RDG Capital LLC		✓
Ira M. Lubert	2018	*	Co-Founder and Chairman, Independence Capital Partners, LLC			✓
Maureen F. Morrison	2017	*	Retired Audit Partner, PricewaterhouseCoopers LLP	✓
John J. Roberts	2003	*	Retired Global Managing Partner, PricewaterhouseCoopers LLP	✓	✓	✓
Robert J. Rosenthal	2007	*	CEO and director, Taconic Biosciences, Inc.	(1)	(1)	(1)

(1)	Dr. Rosenthal is our current Chairman of the Board and, as such, he is an ex officio member of each of our standing committees.

Directors Not Standing for Re-Election				Board Committees
	Director
Name	Since	Independent	Position	Audit	Comp	N&CG

Julie A. Dobson	2003	*	Former COO, Telecorp PCS, Inc.		✓	✓
Stephen Fisher	2015	*	Senior Vice President and Chief Technology Officer, eBay Inc.	✓	✓
George F. MacKenzie, Jr.	2003	*	Retired Vice Chairman and CFO, Hercules, Incorporated	✓	✓	✓
Stephen T. Zarrilli	2012		President and CEO, Safeguard Scientifics, Inc.

Questions and Answers about the Proxy Materials and our Annual Meeting

Why am I receiving these materials?

We have made these materials available to you in connection with the solicitation by our Board of proxies for proposals that will be presented for a vote at our annual meeting and at any reconvened or rescheduled meeting following any adjournment or postponement of our annual meeting, which will take place on June 20, 2018, at 8:00 a.m. ET. As a shareholder, you are invited to attend our annual meeting and vote on the proposals described in the proxy statement. The proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in making an informed decision on how to vote your shares.

What is included in the proxy materials?

The proxy materials include this proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017.

Do I need a ticket or proof of Safeguard ownership to attend the annual meeting?

You will not need a ticket to attend the annual meeting. However, only persons with evidence of stock ownership, or who are guests of Safeguard, may attend and be admitted to the annual meeting. Photo identification, such as a valid driver’s license, state identification card or passport, will be required. If you are not a shareholder of record, but hold shares through a broker, trust company, bank or other nominee, you will need to provide proof of beneficial ownership on the record date, such as a valid proxy from your broker, trust company, bank or other nominee, your most recent brokerage account statement prior to April 27, 2018 (the record date for determining the shareholders entitled to vote at the annual meeting), a copy of the voting instruction form provided by your broker, trustee or other nominee or other similar evidence of ownership, along with proper identification. If you do not have photo identification and proof that you own Safeguard shares, you will not be admitted to the annual meeting. Safeguard reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the annual meeting.

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How many shares must be present to hold the annual meeting?

To hold our annual meeting, a quorum must be present and represented by proxy. A quorum is a majority of our outstanding shares entitled to vote as of April 27, 2018. Abstentions and broker non-votes are treated as present at our annual meeting for purposes of establishing a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented in person at our annual meeting. If a quorum is not present, we expect to adjourn our annual meeting until we obtain a quorum.

Who can vote on the matters to be presented for a vote at the annual meeting?

You are entitled to vote your shares of common stock on the matters to be presented for a vote at our annual meeting and any adjournments, continuations, reschedulings or postponements that may take place if you were a shareholder at the close of business on April 27, 2018, the record date for our annual meeting. On the record date, we had 20,560,825 shares of Common Stock, $0.10 par value (the “Common Stock”) issued and outstanding, each of which entitles the holder to one vote for each matter to be voted on at our annual meeting. In the election of directors, shareholders have cumulative voting rights and may elect to cumulate their votes as described below.

What does cumulative voting mean?

Since Safeguard is a Pennsylvania corporation, Safeguard’s shareholders have cumulative voting rights under the Pennsylvania Business Corporation Law. Cumulative voting applies only in the election of directors. Cumulative voting means that a shareholder has the right to give any one director candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of Safeguard shares the shareholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated director candidates (up to the number of persons to be elected) as the shareholder may wish. For example, since five directors are standing for election at the annual meeting, if you hold 100 shares of Safeguard stock as of the Record Date, you may cast 500 votes (five times 100) in the election of directors. You may distribute those votes among as few or as many of the five nominees as you wish. In other words, in the example provided, you may cast all 500 votes FOR one nominee or allocate your 500 votes among two or more nominees, as long as the total equals 500 votes.

How can I cumulate my votes in the election of directors at the annual meeting?

If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card by mail and follow the instructions on the proxy card for allocating your votes. If you vote cumulatively, please check to be sure that the votes you cast add up to the number of shares you own multiplied by five. If the number of votes does not add up correctly, your votes will not be counted until a properly completed proxy card has been received. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holders will have discretionary authority to cast your remaining votes pursuant to the instructions of the Board, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box. If you wish to grant the proxy holders discretionary authority to allocate votes among all our nominees you may check the “FOR ALL NOMINEES” box, but you are not required to do so. The proxy holders will retain discretionary authority to allocate votes among all our nominees except where you provide a specific instruction by hand marking the number of votes to be allocated or by marking the “FOR ALL EXCEPT” box.

Any shareholder who holds shares in street name and desires to specifically allocate votes among nominees may do so by either informing the shareholder’s broker, banker or other custodian of the shareholder’s desire to attend the annual meeting, and requesting a legal proxy to attend the meeting, or by providing the broker, banker or other custodian with instructions as to how to allocate votes among nominees, which can then be delivered to Safeguard prior to the date of the annual meeting. Because each broker, banker or custodian has its own procedures and requirements, a shareholder holding shares in street name who wishes to allocate votes to specific nominees should contact its broker, banker or other custodian for specific instructions on how to obtain a legal proxy or provide vote allocation instructions.

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The cumulative voting feature for the election of directors also is available by voting in person at the annual meeting; however, it is not available if you vote by telephone or the Internet.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

Most of Safeguard’s shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are important distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares. By voting before our annual meeting by Internet, by telephone or by submitting a proxy card, you will have granted your voting proxy to Safeguard and your shares will be voted as you have instructed. You also may cast your vote directly by voting at our annual meeting.

Beneficial Owner. If your shares are held in street name (such as in a brokerage account or by another nominee, such as a bank or trust company), you are considered the beneficial owner of the shares. You have the right to direct your broker or other nominee with respect to how to vote your shares, which you can do by Internet, by telephone or by voting instruction form (depending on the voting procedures of your broker or other nominee) before our annual meeting. You also are invited to attend, and may vote at, our annual meeting.

How do I vote my shares?

	If you are a shareholder of record	If you are a beneficial owner
By Internet or smartphone (24 hours a day)	http://www.envisionreports.com/SFE scan the QR code on your proxy card with your smartphone	Follow the instructions provided on the voting instruction form or other information provided by your broker or other nominee
By telephone (24 hours a day)	1-800-652-VOTE (8683)	Call the toll-free number indicated on your voting instruction form
By mail	If you received proxy materials by mail, you may vote by completing, signing and returning a properly executed and dated proxy card that was sent to you	If you received a printed copy of our proxy materials, return a properly executed and dated voting instruction form sent to you by your broker or other nominee in the pre-paid envelope provided
In person at our annual meeting	Instructions on attending our annual meeting in person can be found above	You must obtain a legal proxy from the organization that holds your shares if you wish to attend our annual meeting and vote in person. Additional instructions on attending our annual meeting in person can be found above

Telephone and Internet voting will close at 11:59 p.m. Eastern Time on June 19, 2018. Even if you plan to attend our annual meeting, we encourage you to vote your shares before our annual meeting.

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How does Safeguard’s Board recommend I vote and what vote is required for adoption or approval of each matter to be voted on?

Proposal	Board Recommendation	Vote Required
Election of Directors	FOR all five nominees named in this proxy statement for terms expiring at the 2019 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified	The five nominees who receive the highest number of FOR votes at the annual meeting will be elected as directors
Advisory “say-on-pay” vote on the compensation of our named executive officers for the year ended December 31, 2017, as disclosed in this proxy statement	FOR approval, on an advisory basis, of Safeguard’s named executive officer compensation for the year ended December 31, 2017, as disclosed in this proxy statement	Affirmative vote of the majority of the votes cast by shareholders entitled to vote for the proposal
Ratification of the Board’s adoption of the Section 382 Tax Benefits Preservation Plan	FOR ratification of the adoption by our Board of Directors of the Section 382 Tax Benefits Preservation Plan	Affirmative vote of the majority of the votes cast by shareholders entitled to vote for the proposal
Ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	FOR ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	Affirmative vote of the majority of the votes cast by shareholders entitled to vote for the proposal

Unless a contrary choice is specified, proxies solicited by our Board will be voted for the election of all five director nominees named in this proxy statement and recommended by our Board and for each of the other proposals referenced above.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any matters that may come before the annual meeting other than as discussed in this proxy statement. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter subject to compliance with Rule 14a-4(c) of the Exchange Act.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

Who will serve as proxies for the Annual Meeting?

In soliciting your proxy, our Board is asking you to give your proxy to, Brian J. Sisko, our Chief Operating Officer, and G. Matthew Barnard, our Corporate Secretary. Giving your proxy to Messrs. Sisko and Barnard means that you authorize Mr. Sisko, Mr. Barnard, either of them or their duly appointed substitutes to vote your shares at our annual meeting in accordance with your instructions. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

If you elect to grant us your proxy and do not specifically instruct otherwise, you are authorizing the proxy holders to vote your shares in accordance with their discretion and at the instruction of the Board (or an authorized committee thereof), including to cumulate your votes in favor of certain nominees (rather than allocating votes equally among the nominees) and to determine the specific allocation of votes to individual nominees. You may withhold your authority to vote for one or more nominees, in which case the proxy holders will retain discretion to allocate your votes among our other nominees unless you specifically instruct otherwise. Under no circumstances may the proxy holders cast your votes for any nominee from whom you have withheld authority to vote.

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For example, a proxy marked “FOR ALL EXCEPT” may only be voted for those of our director nominees for whom you have not otherwise specifically withheld authority to vote, a proxy marked “WITHHOLD VOTE FROM ALL NOMINEES” may not be voted for any of our director nominees, and a proxy marked “FOR ALL NOMINEES” may be voted for all of our director nominees. In exercising its discretion with respect to cumulating votes, our Board (or an authorized committee thereof) may instruct, in its sole discretion, the proxy holders to cumulate and cast the votes represented by your proxy for any of our director nominees for whom you have not otherwise withheld authority. For example, if you grant a proxy with respect to shares representing 500 cumulative votes, and mark “FOR ALL EXCEPT” one of our director nominees, our Board (or an authorized committee thereof) may instruct the proxy holders to cast the 500 votes for any or all of our four other director nominees; of those four other director nominees, moreover, our Board (or an authorized committee thereof) may allocate the 500 votes among them as it determines, such that each of those other director nominees may receive unequal portions of the 500 votes or none at all.

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Withheld Votes or Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-votes
Election of Directors	FOR ALL NOMINEES, WITHHOLD VOTE FROM ALL NOMINEES, or FOR ALL EXCEPT	No effect – not counted as a “vote cast”	No	No effect, assuming a quorum is present
Non-binding, advisory vote to approve the executive compensation of Safeguard’s named executive officers	FOR, AGAINST, or ABSTAIN	No effect – not counted as a “vote cast”	No	No effect, assuming a quorum is present
Ratification of the Board’s adoption of the Section 382 Tax Benefits Preservation Plan	FOR, AGAINST, or ABSTAIN	No effect – not counted as a “vote cast”	No	No effect, assuming a quorum is present
Ratification of the Audit Committee’s appointment of independent registered public accounting firm	FOR, AGAINST, or ABSTAIN	No effect – not counted as a “vote cast”	Yes	No effect, assuming a quorum is present

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Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board by Safeguard’s directors and certain of its executive officers. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, internet, other electronic means and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Safeguard. Copies of solicitation material will be furnished to banks, brokerage houses, dealers,voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report on Form 10-K to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

A note about certain information contained in this proxy statement.

Filings made by companies with the SEC sometimes “incorporate information by reference.” This means that the company is referring you to information that has previously been filed with the SEC and that such information should be considered part of the filing you are then reading. The Audit Committee Report and the Compensation Committee Report contained in this proxy statement are not incorporated by reference into any other filings with the SEC.

Where can I find the voting results of the annual meeting?

You can find the official results of the voting at our annual meeting in our Current Report on Form 8-K that we will file with the SEC within four business days after our annual meeting. If the official results are not available at that time, we will provide preliminary voting results in a Current Report on Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What is a broker non-vote?

A broker non-vote occurs when your broker submits a proxy for the meeting with respect to the ratification of the appointment of our independent registered public accounting firm, but does not vote on non-discretionary matters, absent specific instructions from you.

Will my shares be voted if I do not vote by Internet or by telephone or do not sign and return a proxy card or voting instruction form?

Shareholder of Record. If you do not vote by Internet or by telephone or complete and return a proxy card, your shares will not be voted unless you attend our annual meeting and vote your shares. If you vote by Internet or by telephone and submit your vote without selecting any proposals individually, or if you sign and return a proxy card, but do not mark any boxes showing how you wish to vote, then the proxy holders designated by our Board to act on behalf of shareholders will vote your shares and cumulate your votes as recommended by our Board or a committeee thereof and, in their discretion, will vote on any other matters that may properly arise at our annual meeting.

Beneficial Owner. If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). These rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.” The ratification of the Audit Committee’s appointment of KPMG LLP as Safeguard’s independent registered public accounting firm for fiscal 2018 is considered a routine matter. Accordingly, if you do not vote by Internet or by telephone or do not otherwise provide your broker or other nominee with voting instructions, banks and brokers may vote shares on this proposal or may leave your shares unvoted, and there will be no broker non-votes with respect to this proposal. The other proposals will be considered non-routine, and banks and brokers therefore cannot vote shares on those proposals without your instructions. Please note that if you want your vote to be counted on those proposals, including the election of directors, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

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What does it mean if I receive more than one proxy card or voting instruction form?

This means that your shares are registered in different names or are held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and voting instruction forms.

What do I do if I change my mind after I vote my shares?

If you are a shareholder of record, you may revoke your proxy and/or change your vote at any time prior to the closing of the polls at our annual meeting by:

•	Re-voting by telephone or by Internet (only your latest vote will be counted); note that telephone and Internet voting will close at 11:59 p.m. Eastern Time on June 19, 2018;

•	Signing another proxy card with a later date and delivering it to us before our annual meeting (again, only your latest vote will be counted);

•	Sending written notice to our Corporate Secretary (which must be received at our corporate headquarters no later than 5:00 p.m. Eastern Time on June 19, 2018) stating that you would like to revoke (that is, cancel) your proxy; or

•	Voting in person at our annual meeting before the polls close.

If you are the beneficial owner of shares held in street name, you may submit new voting instructions by following the instructions provided by your broker or other nominee. You also may vote in person at the annual meeting if you obtain a legal proxy from your broker or other nominee authorizing you to vote at our annual meeting.

Who will count the votes?

A representative of Safeguard will count the votes and act as the judge of election.

What is Safeguard’s Internet address?

Our Internet website address is http://www.safeguard.com. You can access this proxy statement and Safeguard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, on our website. Safeguard’s filings with the SEC are available free of charge via a link from this address. The information contained on our website or connected thereto are not intended to be incorporated by reference into this proxy statement. All references to our website address are intended to be inactive textual references only.

What is “householding” and how does it affect me?

If you and other residents at your mailing address are the beneficial owner of shares held in street name, you may receive only one paper copy of our proxy materials unless you have provided contrary instructions. This practice is commonly referred to as “householding” and potentially provides extra convenience for shareholders and cost savings for companies. If you would like to receive a separate set of proxy materials in the future, please request the additional copy by contacting your broker or other nominee. If you wish to receive a separate set of proxy materials now, please request the additional copy by contacting Broadridge Financial Solutions, Inc.:

By Internet:	www.proxyvote.com
By telephone:	1-800-579-1639
By email:	sendmaterial@proxyvote.com

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If you request a separate set of proxy materials by email, please be sure to include your control number in the subject line. A separate set of proxy materials will be sent promptly following receipt of your request.

How may I obtain a copy of Safeguard’s 2017 Annual Report on Form 10-K?

Shareholders may request a free copy of our 2017 Annual Report on Form 10-K and may also request a free copy of our Form 10-K/A filed on April 30, 2018 by contacting:

Safeguard Scientifics, Inc.

Attention: Investor Relations

170 North Radnor-Chester Road, Suite 200

Radnor, PA 19087

Alternatively, shareholders can access our 2017 Annual Report on Form 10-K on our website at: www.safeguard.com/proxy.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our directors are elected annually and serve until our next annual meeting of shareholders and until their successors are duly elected and qualified. On October 24, 2017, the Board voted to increase the number of members serving on the Board of Directors from six (6) to seven (7) members and appointed Maureen F. Morrison as a director of Safeguard to serve until our 2018 annual meeting of shareholders and until a successor is elected and qualified. On April 22, 2018, the Board voted to increase the size of the Board from seven (7) to nine (9) members, effective upon the execution and effectiveness of the Cooperation Agreement and until the certification of the shareholder vote at the 2018 Annual Meeting, at which time the size of the Board will be reduced to five (5) members.

All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this proxy statement and, if elected by Safeguard’s shareholders, to serve as members of the Board until our next annual meeting. As of the date of this proxy statement, Safeguard has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Corporate Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, Safeguard will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying proxy card will not be voted for anyone other than the Board’s nominees or designated substitutes.

Cooperation Agreement with the Sierra Group

On April 23, 2018, Safeguard entered into a Cooperation Agreement with Horton Capital Management, LLC, Joseph M. Manko, Jr., Maplewood Partners, LLC, Maplewood Advisors IM, LLC, Darren C. Wallis, Horton Capital Partners, LLC, Sierra Capital Investments, LP, Maplewood Global Partners, LLC, Horton Capital Partners Fund, LP, AVI Capital Partners, LP, and Maplewood Advisors GP, LLC (collectively, the “Investor Group” or the “Sierra Group”). As of April 23, 2018, the Investor Group was deemed to beneficially own, in the aggregate, 1,055,968 shares of our Common Stock constituting approximately 5.1% of our issued and outstanding shares of Common Stock.

Pursuant to the Cooperation Agreement, Safeguard agreed to: (i) increase the size of its Board from seven (7) to nine (9) members; (ii) appoint Russell D. Glass and Ira M. Lubert to the Board (collectively, the “New Directors”), each with a term expiring at the 2018 Annual Meeting and until each of their successors are duly elected and qualified; (iii) nominate each of the New Directors and three (3) members of the Board who are on the Board prior to the execution of the Cooperation Agreement to be selected by the members of the Board who are on the Board prior to the execution of the Cooperation Agreement (the “Incumbent Slate,” and together with the New Directors, the “2018 Nominees”) for election at the 2018 Annual Meeting as a director of Safeguard with a term expiring at Safeguard’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) and until each of their successors is duly elected and qualified, such that a total of five (5) directors are to be elected at the 2018 Annual Meeting, and such that upon the certification of the results of the shareholder vote at the 2018 Annual Meeting, the size of the Board shall be reduced to five (5) members; (iv) recommend to Safeguard’s shareholders each of the 2018 Nominees for election as directors of Safeguard at the 2018 Annual Meeting; (v) cause Safeguard to support, and solicit proxies for, the election of each of the New Directors in substantially the same manner as Safeguard supports and solicits proxies for the election of each of the members of the Incumbent Slate at the 2018 Annual Meeting; (vi) cause all proxies received by Safeguard that provide shareholders with the opportunity to vote for all of the 2018 Nominees to be voted in the manner specified by such proxies; (vii) following their respective appointments to the Board, appoint one of the New Directors to the Nominating and Corporate Governance Committee of the Board and appoint the other New Director to the Compensation Committee of the Board; provided that, with respect to each such committee appointment, the New Director is and continues to remain eligible to serve as a member of such committee pursuant to applicable law and the rules of the NYSE that are applicable to the composition of such committee; (viii) not to increase the size of the Board beyond five (5) members until the expiration of the Standstill Period (as defined below) without the unanimous approval of the Board or unless Safeguard enters into a definitive agreement relating to a strategic transaction that contemplates a counterparty to such transaction being able to designate one or more persons to be appointed or nominated for election to the Board; (ix) hold the 2018 Annual Meeting no later than Friday, June 22, 2018; and (x) reimburse the Investor Group for its expenses, including legal and proxy solicitor fees and expenses, as actually incurred in connection with the matters related to the Investor Group’s involvement at Safeguard, including its filing with the SEC of a Schedule 13D and amendments thereto relating to Safeguard, the preparation of the Investor Group’s advance notice of nomination, correspondence related thereto and the negotiation and execution of the Cooperation Agreement in an amount not to exceed, in the aggregate, $150,000.

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The Cooperation Agreement also provides that if any of the New Directors (or any replacement director) is unable or unwilling to serve as a director, resigns as a director or is removed as a director of Safeguard for any reason, other than failure to be elected or re-elected, and at such time the Investor Group beneficially owns in the aggregate at least the lesser of five percent (5.0%) of Safeguard’s then outstanding Common Stock and 1,028,037 shares of Common Stock, subject to adjustment, then Safeguard and the Investor Group will work together in good faith to identify and propose a replacement director to be appointed to the Board who shall only be appointed to the Board after having been mutually agreed upon by both Safeguard and the Investor Group.

Under the terms of the Cooperation Agreement, the Investor Group has agreed to certain standstill provisions with respect to the Investor Group’s actions with regard to Safeguard and its Common Stock, for the duration of the Standstill Period, which is defined in the Cooperation Agreement as the period commencing on the date of the Cooperation Agreement and ending at 11:59 p.m., Eastern Time, on the date that is the earlier of (i) ten (10) calendar days prior to the expiration of the advance notice period for the submission by shareholders of director nominations for consideration at the 2019 Annual Meeting (as set forth in the advance notice provisions of Safeguard’s Third Amended and Restated Bylaws), and (ii) one hundred (100) calendar days prior to the first anniversary of the 2018 Annual Meeting. The standstill provisions generally prohibit the Investor Group and its Affiliates (as defined below) from taking specified actions during the Standstill Period with respect to Safeguard and its securities, including, among others: (i) soliciting or participating in any solicitation of proxies or written consents to vote any voting securities of Safeguard, (ii) conducting any non-binding referendum with respect to any voting securities of Safeguard; (iii) joining any other “group” for purposes of Section 13(d) of the Exchange Act or becoming party to any voting arrangement or agreement; (iv) seeking or encouraging others to submit nominations for the election or removal of directors; (v) seeking, alone or in concert with others, representation on the Board, except as expressly permitted by the Cooperation Agreement; (vi) advising, encouraging or influencing any person with respect to the voting of (or execution of a proxy or written consent in respect of) or disposition of any securities of Safeguard; (vii) making shareholder proposals at any annual or special meeting of shareholders; (viii) calling, or supporting another shareholder’s call of, any meeting of shareholders; (ix) initiating, encouraging or participating in any “vote no,” “withhold” or similar campaign relating to Safeguard; (x) acquiring any additional securities of Safeguard or any rights decoupled from the underlying securities of Safeguard representing in the aggregate in excess of ten percent (10%) of the shares of Common Stock then outstanding, provided that any such additional share acquisitions can only be made to the extent that Safeguard was to determine to grant the Investor Group a waiver or exemption under Safeguard’s Section 382 Tax Benefits Preservation Plan; or (xi) publicly announce or otherwise publicly disclose an intent to propose or enter into or agree to enter into, singly or with any other person, directly or indirectly, any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of Safeguard or any of its subsidiaries.

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Pursuant to the Cooperation Agreement, the Investor Group has agreed that at each annual and special meeting of shareholders held prior to the expiration of the Standstill Period, the Investor Group will: (i) appear at such shareholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates (as such terms are defined in Rule 12b-2 of the Exchange Act) to be counted as present thereat for purposes of establishing a quorum; (ii) vote, or cause to be voted, all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates on Safeguard’s proxy card or voting instruction form in favor of (a) each of the directors nominated by the Board and recommended by the Board (and not in favor of any other nominees to serve on the Board), and (b) except in connection with any Opposition Matter (as defined below) or Other Voting Recommendation (as defined below), each of the shareholder proposals listed on Safeguard’s proxy card or voting instruction form as identified in Safeguard’s definitive proxy statement in accordance with the Board’s recommendations, including in favor of all other matters recommended for shareholder approval by the Board, and against all matters that the Board recommends against shareholder approval; and (iii) not execute any proxy card or voting instruction form in respect of such shareholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Board. Pursuant to the Cooperation Agreement, in the event that Institutional Shareholder Services Inc. (“ISS”) issues a recommendation with respect to any matter (other than with respect to the election of nominees as directors to the Board or the removal of directors from the Board) that is different from the recommendation of the Board, each member of the Investor Group shall have the right to vote their shares of Common Stock on Safeguard’s proxy card or voting instruction form in accordance with the ISS recommendation (the “Other Voting Recommendation”). Under the Cooperation Agreement, “Opposition Matter” means any of the following transactions, but only to the extent submitted by the Board to Safeguard’s shareholders for approval: (A) the sale or transfer of all or substantially all of Safeguard’s assets in one or a series of transactions; (B) the sale or transfer of a majority of the outstanding shares of Safeguard’s Common Stock (through a merger, stock purchase, or otherwise); (C) any merger, consolidation, acquisition of control, or other business combination; (D) any tender or exchange offer; (E) any dissolution, liquidation, or reorganization; (F) any changes in Safeguard’s capital structure (but excluding any proposals relating to the adoption, amendment or continuation of any equity plans, none of which shall be deemed an Opposition Matter for purposes of the Cooperation Agreement); (G) any proposals relating to the Tax Benefits Preservation Plan; or (H) any other transactions that would result in a Change of Control (as defined in the Cooperation Agreement) of Safeguard. The Investor Group also irrevocably withdrew its (i) advance notice of nomination that it delivered to Safeguard on February 23, 2018 and any and all amendments and supplements thereto and (ii) the demand for shareholder records that it delivered to Safeguard on March 12, 2018, pursuant to Section 1508 of the Pennsylvania Business Corporation Law, as amended.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any action by written consent that is sought to be taken by any party, other than Safeguard or the Board, prior to the expiration of the Standstill Period, each member of the Investor Group will not vote and will take all necessary action, including, without limitation, the execution and completion of any consent revocation card solicited by Safeguard or the Board, in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each member of the Investor Group and/or their respective Affiliates and Associates on any consent card related to or affecting the removal, replacement, or election of Board members and solicited by any party, other than Safeguard or the Board.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any demand by a shareholder of Safeguard that Safeguard call a special meeting of shareholders, made prior to the expiration of the Standstill Period, each member of the Investor Group will not vote and will take all necessary action, including, but not limited to, the execution and completion of any consent revocation card solicited by Safeguard or the Board in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each member of the Investor Group and/or their respective Affiliates and Associates for any special meeting demand proposed or sought to be made by any party.

The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the Cooperation Agreement, which is filed as Exhibit 10.1 to Safeguard’s Current Report on Form 8-K filed with the SEC on April 24, 2018 and incorporated herein by reference.

Director Nominee Experience and Qualifications

Our Board believes that directors should collectively possess a broad range of skills, expertise, knowledge and business experience that will enable the Board to fulfill its responsibilities, including providing effective oversight of our business. The Nominating & Corporate Governance Committee has developed a matrix of skills and experience that it has determined would be beneficial to have represented on our Board. The Nominating & Corporate Governance Committee regularly reviews the appropriate skills and experience required of directors in the context of the fit between Safeguard’s needs regarding its Board composition and the individual skills and experience of the current Board members.

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The Nominating & Corporate Governance Committee does not have a formal policy with respect to diversity. However, the Nominating & Corporate Governance Committee’s charter provides that the committee shall “seek members from diverse backgrounds” and will evaluate nominees for election to our Board “with the objective of recommending a group that through its diversity of experience can provide relevant advice and counsel to management.” The Board and the Nominating & Corporate Governance Committee believe that diversity must be viewed in a broad sense, including skills, experience, age, race, gender and ethnicity.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating & Corporate Governance Committee considers the needs of the Board as a whole as well as the staffing needs of each of its committees. With respect to the nomination of continuing directors for re-election, an individual’s past contributions to the Board also are considered. The Board monitors the effectiveness of this approach via an annual internal board and peer assessment, as well as ongoing director succession planning discussions by the Board and its Nominating & Corporate Governance Committee. From time to time, the Nominating & Corporate Governance Committee may conduct informal or formal searches and consider specific new candidates for potential nomination for election or for appointment to our Board. In considering potential director candidates, the Nominating & Corporate Governance Committee seeks the following attributes for director nominees:

•	A strong record of personal integrity and ethical conduct;

•	A leader in the companies or institutions with which he or she is affiliated;

•	Competencies, skills and experiences that are complementary to the background and experience represented on Safeguard’s Board and that meet the needs of Safeguard’s strategy and business;

•	A willingness and ability to devote sufficient time to fulfill his or her responsibilities to Safeguard and our shareholders;

•	The ability to represent the long-term interests of our shareholders; and

•	The ability to provide relevant advice and counsel to management and best perpetuate the success of Safeguard’s business.

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2018 Nominees for Director

Our Board believes that all of the nominees named below are highly qualified and bring executive leadership skills and experience, resulting in a talented and diverse Board. The biography of each of our director nominees includes the specific experiences, qualifications, attributes and skills that caused the Nominating & Corporate Governance Committee and our Board to determine that the individual should be nominated to serve as a director until our 2019 annual meeting, given our business and structure.

The Board recommends a vote FOR each nominee. The five nominees who receive the highest number of affirmative votes will be elected as directors.

Russell D. Glass, age 55 Director since: 2018 Safeguard Board Committees: Compensation	Other public directorships: None Former public directorships within past five years: None

Career Highlights:

—	Founder and Managing Member of RDG Capital LLC (2005 – present)
—	Managing Partner of RDG Capital Fund Management, an investment advisory firm (2014 – present)
—	Senior Adviser at Knights Genesis Group, a private equity firm (2017 – present)
—	Director of Blue Bite LLC, a digital marketing technology company (2009 – present)
—	Director of A.G. Spanos Corporation, a national real estate developer and owner of the NFL Los Angeles Chargers (1993 – present)
—	Managing Member of Princeford Capital Management, an investment advisory firm (2009 – 2014)
—	Chief Executive Officer of Cadus Pharmaceutical Corporation (n/k/a Cadus Corporation), a biotechnology holding company (2000 – 2003), and director (1998 – 2011)
—	Co-Chairman and Chief Investment Officer of Ranger Partners, an investment fund management company (2002 – 2003)
—	President and Chief Investment Officer of Icahn Associates Corporation, a diversified investment firm and principal investment vehicle for Carl Icahn (1998 – 2002)
—	Partner at Relational Investors LLC, an investment fund management company (1996 – 1998)
—	Partner at Premier Partners Inc., an investment banking and research firm (1988 – 1996)
—	Analyst with Kidder, Peabody & Co., an investment banking firm (1984 – 1986)
—	Holds directorship at the Council for Economic Education and held other previous directorships at Automated Travel Systems, Inc., Axiom Biotechnologies, Global Discount Travel Services/Lowestfare.com, National Energy Group and Next Generation Technology Holdings, Inc.
—	Received A.B. in Economics from Princeton University
—	Received M.B.A. from Stanford Graduate School of Business

Experience and Qualifications: Mr. Glass has experience relating to private equity, investment banking, and serving as chief executive officer of a public company. Mr. Glass has experience serving on the boards of public and private companies in a wide range of industries, including biotech, healthcare information technology, pharmacology, enterprise systems software, real estate, energy, and digital marketing.

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Ira M. Lubert, age 67 Director since: 2018 Safeguard Board Committees: Nominating & Corporate Governance	Other public directorships: None Former public directorships within past five years: Pennsylvania Real Estate Investment Trust

Career Highlights:

—	Co-Founder of and a Partner of Quaker Partners Management, L.P., which advises a series of life sciences funds (2002 – present)
—	Co-Founder of and a Partner of LEM Capital, L.P., which advises a series of real estate funds invested primarily in multifamily properties (2002 – present)
—	Co-Founder of and a Partner of LBC Credit Management, LP, which advises a series of structured finance funds (2005 – present)
—	Co-Founder of and a Partner of Patriot Financial Management, L.P., which advises a series of community banking funds (2007 – 2017)
—	Co-Founder of Versa Capital Management, LLC, specializing in distressed and special situations (2004)
—	Co-Founder of and a Partner of LLR Management, L.P., which focuses on lower middle market growth companies (1999 – present)
—	Co-Founder and Chairman of Lubert-Adler Management Company, L.P., which advises a series of real estate funds (1997 – present)
—	Co-Founder and Chairman of Independence Capital Partners, LLC, which provides services to certain investment advisers (1997 – present)
—	Managing Director and Co-Founder of TL Ventures, the subsequent Safeguard-affiliated family of early stage venture funds with over $1 billion of capital under management (1986 – 1997)

Experience and Qualifications: Mr. Lubert has 30 years of experience relating to private equity and investment management, including life sciences funds. Mr. Lubert began his private equity career with Safeguard. Mr. Lubert was honored as Drexel University’s LeBow College of Business 60th Business Leader of the Year and was honored by Temple University for his excellence in leadership with the Musser Award.

Maureen F. Morrison, age 63 Director since: October, 2017 Safeguard Board Committees: Audit	Other public directorships: None Former public directorships within past five years: None

Career Highlights:

—	Audit Partner with PriceWaterhouseCoopers LLP for 28 years, serving public and private multi-national clients in the technology and manufacturing industries. Ms. Morrison led the Atlanta, Georgia Technology Audit Practice for six years, and held other positions at the firm, prior to her retirement in 2015.

Experience and Qualifications: During her tenure at PriceWaterhouseCoopers LLP, Ms. Morrison worked closely with clients concentrated in the technology industry dealing with acquisitions, international expansion, financing transactions, subjective technical matters and regulatory compliance. Ms. Morrison is a certified public accountant and has extensive experience in accounting, finance, mergers and acquisitions and capital markets transactions.

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John J. Roberts, age 73 Director since: 2003 Safeguard Board Committees: Audit, Compensation, Nominating & Corporate Governance (Chair)

Other public directorships: Armstrong World Industries, Inc., Vonage Holdings Corp., Inc. and Trustee, Pennsylvania Real Estate Investment Trust

Former public directorships within past five years: None

Career Highlights:

—	Global Managing Partner and a Member of the Leadership Team, PricewaterhouseCoopers LLP at the time of his retirement in June 2002, completing a 35-year career with the professional services firm during which he served in a variety of client service and operating positions

Experience and Qualifications: Mr. Roberts is a certified public accountant and has extensive experience in corporate finance and accounting; capital markets transactions; debt and equity financings; global strategic planning, corporate development and operations management; management and technology consulting; risk management; and merger and acquisition transactions. He also has extensive public and private company board service experience, including service on multiple audit committees.

Robert J. Rosenthal, PhD, age 61 Chairman of the Board (effective May 2016) Director since: 2007 Safeguard Board Committees: None*	Other public directorships: Bruker Corporation Former public directorships within past five years: None

*As our current Chairman of the Board, Dr. Rosenthal is an ex officio member of each of our standing committees.

Career Highlights:

—	Chief Executive Officer and director, Taconic Biosciences, Inc., a provider of research models for pharmaceutical and biotechnology researchers (June 2014 – present)
—	Chairman and Chief Executive Officer, IMI Intelligent Medical Implants, AG, a medical technology company that developed an intelligent retinal implant for degenerative retinal disorders (January 2010 – December 2013)
—	President and Chief Executive Officer, Magellan Biosciences, Inc., a provider of clinical diagnostics and life sciences research tools (October 2005 – December 2009)
—	President and Chief Executive Officer, TekCel, Ltd., a provider of life sciences research tools (October 2003 – January 2007)
—	President and Chief Executive Officer, Boston Life Sciences, Inc., a diagnostic and therapeutic development company (July 2002 – October 2003)
—	President and Chief Executive Officer, Magellan Discovery Technologies, LLC, a life sciences acquisition company (January 2001 – July 2002)
—	Senior Vice President, Perkin Elmer Corporation and President of its instrument division (March 1999 – November 2000)
—	Various executive positions, Thermo Optek Corporation (September 1995 – February 1999)

Experience and Qualifications: Dr. Rosenthal has 30 years of experience relating to companies involved in the development of diagnostics, therapeutics, medical devices and life sciences tools and technologies. His specific experience includes strategic planning and positioning; corporate, business and product development; operations management; capital markets transactions; debt and equity financings; fund-raising; merger and acquisition transactions; and corporate finance. Dr. Rosenthal also has significant public and private company board experience.

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Skills and Qualifications of Board

The following table includes the skills and qualifications of each director that led our Board to conclude that the director is qualified to serve on our Board.

	Julie Dobson	Stephen Fisher	Russell D. Glass	Ira M. Lubert	George F. MacKenzie, Jr.	Maureen F. Morrison	John J. Roberts	Robert J. Rosenthal	Stephen T. Zarrilli
Operational / Direct Management Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Capital Markets Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Private Equity / Venture Capital Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial Expertise / Literacy	✓	✓	✓	✓	✓	✓	✓	✓	✓
C-level Experience	✓	✓	✓	✓	✓		✓	✓	✓
Other Public / Private Director Experience	✓	✓	✓	✓	✓		✓	✓	✓

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of all five of the Board’s nominees: Russell D. Glass, Ira M. Lubert, Maureen F. Morrison, John J. Roberts, and Robert J. Rosenthal.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Safeguard’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter and Nominating & Corporate Governance Committee Charter are available at www.safeguard.com/governance. The Code of Business Conduct and Ethics is applicable to all employees of Safeguard, including each of our executive and financial officers, and the members of our Board. Safeguard will post information regarding amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to Safeguard’s directors or executive officers) in the Corporate Governance section of our website. Our website is not part of this proxy statement. All references to our website address are intended to be inactive textual references only.

Board Independence. Safeguard’s common stock is listed on the NYSE. To assist the Board in making independence determinations, the Board has adopted categorical standards that are reflected in our Corporate Governance Guidelines. Generally, under these standards, a director does not qualify as an independent director if any of the following relationships exist:

•	Currently or within the previous three years, the director has been employed by us; someone in the director’s immediate family has been one of our executive officers; or the director or someone in the director’s immediate family has been employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee;

•	The director is a current partner or employee, or someone in the director’s immediate family is a current partner of, a firm that is our internal or external auditor; someone in the director’s immediate family is a current employee of the firm and personally works on our audit; or the director or someone in the director’s immediate family is a former partner or employee of such a firm and personally worked on our audit within the last three years;

•	The director or someone in the director’s immediate family received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service that are not contingent in any way on continued service);

•	The director is a current employee or holder of more than 10% of the equity of another company, or someone in the director’s immediate family is a current executive officer or holder of more than 10% of the equity of another company, that has made payments to or received payments from us, in any of the last three fiscal years of the other company, that exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•	The director is a current executive officer of a charitable organization to which we have made charitable contributions in any of the charitable organization’s last three fiscal years that exceed the greater of $1 million or 2% of that charitable organization’s consolidated gross revenues.

The Board has determined that Julie A. Dobson, Stephen Fisher, George F. MacKenzie, Jr., Russell D. Glass, Ira M. Lubert, Maureen F. Morrison, John J. Roberts, and Robert J. Rosenthal meet the above independence standards and have no other direct or indirect material relationships with us other than their directorship; therefore, each of such directors is independent within the meaning of the NYSE listing standards and satisfies the categorical standards contained in our Corporate Governance Guidelines.

Director Attendance at Meetings. The Board held six meetings in 2017 and committees of the Board (including one special-purpose committee that met during 2017) held a total of 11 meetings. Each incumbent director who was on the Board in 2017 attended 100% of the total number of meetings of the Board and committees of which he or she was a member while serving on the Board in 2017. Each year, the Board meets on the same day as our annual meeting of shareholders. Although there is no policy requiring Board members to attend our annual meeting, all Board members are encouraged to attend and typically do so. All of our then directors other than Mara Aspinall, who was not standing for reelection, attended our 2017 annual meeting.

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Executive Sessions of the Board. Under our Corporate Governance Guidelines and NYSE listing standards, non-employee directors meet in executive session at each regularly scheduled Board meeting, outside of the presence of any management directors and any other members of Safeguard’s management. The Chairman of the Board presides at these sessions.

Leadership Structure and Committee Composition. Based upon the recommendation of our Nominating & Corporate Governance Committee, the Board has determined that separating the roles of the Chief Executive Officer and Chairman of the Board is in the best interests of the shareholders at the present time. The Board views the role of the Chief Executive Officer as having responsibility for the day-to-day leadership and performance of Safeguard, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the Board. The Chairman of the Board also coordinates the work of the Board committees and serves as the independent director primarily responsible for consultations and communications with shareholders.

Based on the recommendation of our Nominating & Corporate Governance Committee, our Board has determined that our current Board committee structure is the most appropriate for Safeguard, at present.

Audit Committee. The Audit Committee held four meetings during 2017. The Audit Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Assist the Board in fulfilling its responsibilities regarding general oversight of the integrity of Safeguard’s financial statements, Safeguard’s compliance with legal and regulatory requirements and the performance of Safeguard’s internal audit function;

•	Interact with and evaluate the performance, qualifications and independence of Safeguard’s independent registered public accounting firm;

•	Review and approve related party transactions; and

•	Prepare the report required by SEC regulations to be included in the proxy statement.

The Audit Committee has the sole authority to retain, set compensation and retention terms for, terminate and oversee the relationship with Safeguard’s independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee also oversees the activities of the internal auditor, reviews the effectiveness of the internal audit function and approves the appointment of the internal auditor. The Audit Committee has the authority to obtain advice, counsel and assistance from internal and external legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding from Safeguard for such advice and assistance. Although the Audit Committee has the powers and responsibilities set forth in its charter, its role is oversight, and management has primary responsibility for the financial reporting process of Safeguard.

The Board has determined that each member of the Audit Committee meets the independence requirements established by SEC regulations, the NYSE listing standards and our Corporate Governance Guidelines. The Board has determined that Ms. Morrison, Mr. Roberts and Dr. Rosenthal are “audit committee financial experts” within the meaning of the SEC regulations, and the Board has determined that each member of the Audit Committee has accounting and related financial management expertise within the meaning of the NYSE listing standards. The Board previously determined that Mr. MacKenzie, who is not standing for re-election at this year’s annual meeting, was an “audit committee financial expert” within the meaning of the SEC regulations. Mr. Roberts serves as a member of the audit committee of the board of directors of four publicly traded companies, including our Audit Committee. The Board has determined that such simultaneous service does not impair Mr. Roberts’ ability to effectively serve on our Audit Committee.

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Compensation Committee. The Compensation Committee held five meetings during 2017. The Compensation Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Approve the philosophy for compensation of our executives and other employees;

•	Establish compensation (including base salary, incentive compensation and equity-based programs) for our Chief Executive Officer and other executive officers;

•	Administer the long- and short-term compensation and performance-based incentive plans (which are cash and equity based);

•	Approve employment agreements and perquisites provided to our executive officers;

•	Review management’s recommendations for our broad-based employee benefit plans;

•	Evaluate and recommend to the Board the compensation for all non-employee directors for service on the Board and its committees; and

•	Review and discuss with management the Compensation Discussion and Analysis and recommend to the Board its inclusion in our Annual Report on Form 10-K and proxy statement.

It also is the responsibility of the Compensation Committee to assess Safeguard’s compensation policies and practices insofar as they may create risk for Safeguard. The Compensation Committee evaluates this risk annually and made the affirmative determination that it does not believe that any of our compensation policies and practices are reasonably likely to have a material adverse effect on Safeguard.

The Board has determined that each member of the Compensation Committee meets the independence requirements established by SEC regulations, the NYSE listing standards and our Corporate Governance Guidelines.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee held two meetings during 2017. The Nominating & Corporate Governance Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Establish criteria for the selection of directors;

•	Evaluate and consider qualified Board candidates, including those recommended by shareholders;

•	Recommend to the Board the nominees for director, including nominees for director in connection with Safeguard’s annual meeting of shareholders;

•	Conduct an annual evaluation of the Board and its members and oversee the evaluations of each of the Board committees;

•	Take a leadership role in shaping Safeguard’s corporate governance policies, including developing and recommending to the Board Safeguard’s Corporate Governance Guidelines and Code of Business Conduct and Ethics;

•	Review with management Safeguard’s strategic direction and Safeguard’s strategic plan and the implementation of management’s long-term strategy and report to the Board on such activities;

•	Evaluate the performance of the Chief Executive Officer; and

•	Monitor the process of succession planning for the Chief Executive Officer and executive management.

The Board has determined that each member of the Nominating & Corporate Governance Committee meets the independence requirements established in the NYSE listing standards and by our Corporate Governance Guidelines.

Annual Performance Evaluations. The Nominating & Corporate Governance Committee annually assesses the performance of the Board and the individual performance of each Board member, based on input from all directors, and shares its assessment with the Board. The Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee also annually assess their respective performance and committee processes. The Chairman of the Board reviews the feedback received on individual director performance with each director and solicits suggestions for improving committee and Board performance.

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Board Refreshment and Tenure. Our Corporate Governance Guidelines do not maintain term limits on the service of our directors.  The Board believes that term limits could result in the loss of directors who have been able to develop over time increasing insight into our business and operations and an institutional memory that benefits the entire membership of the Board.  Instead, the Nominating and Governance Committee reviews annually each director’s continuation on the Board, which allows the director to confirm his or her desire to continue to serve, and provides the Board an opportunity to refresh its membership when it deems appropriate.

Our Corporate Governance Guidelines, however, generally restrict a non-employee director who has reached his or her 75th birthday prior to the date of our annual meeting of shareholders from being nominated for re-election to the Board.  However, the Nominating and Corporate Governance Committee may, in special circumstances and where deemed in Safeguard’s best interests, grant an exception to this policy on an annual basis.

Review and Approval of Transactions with Related Persons. The Board has adopted a written policy that charges the Audit Committee with the responsibility of reviewing with management at each regularly scheduled meeting and determining whether to approve any transaction (other than a transaction that is available to all employees generally on a non-discriminatory basis) between us and our directors, director nominees and executive officers or their immediate family members. Between regularly scheduled meetings of the Audit Committee, management may preliminarily approve a related party transaction, subject to ratification of the transaction by the Audit Committee. If the Audit Committee does not ratify the transaction, management will make all reasonable efforts to cancel the transaction.

Risk Management. Our Board, as a whole and at the committee level, is actively involved in the oversight of risks that affect Safeguard’s business. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Audit Committee oversees the management of financial related risks and related party transactions. The Nominating & Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. Although the oversight of certain risks is conducted through committees of the Board, our full Board retains responsibility for risk oversight and no individual committee has been delegated responsibility for such function. Our Board receives reports at each regularly scheduled Board meeting by each committee chair regarding each committee’s considerations and actions, as well as regular reports directly from our senior management team regarding particular risks that may impact Safeguard. This allows our Board and its committees to coordinate the risk oversight role and to keep our Board timely apprised of all risks that might impact Safeguard’s business.

Communications with Safeguard’s Board. Any shareholder or other interested party may communicate with our Board or any specified non-management director(s) by addressing the communication as follows:

c/o Corporate Secretary

Safeguard Scientifics, Inc.

170 North Radnor-Chester Road, Suite 200

Radnor, PA 19087

All communications are initially reviewed by the Corporate Secretary. The Chair of the Audit Committee is advised promptly of any such communication that alleges misconduct on the part of Safeguard’s management or raises legal, ethical or compliance concerns about Safeguard’s policies or practices. Typically, we do not forward to our independent directors communications from our shareholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, business plan or other business opportunity submissions, inquiries related to products or services provided by Safeguard’s companies, spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys or polls, business solicitations or advertisements, and any material that relates to improper or irrelevant topics or is unduly hostile, threatening, illegal or similarly unsuitable.

Process for Shareholders to Recommend Potential Director Candidates. In addition to its other responsibilities, the Nominating & Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominating & Corporate Governance Committee may use any number of methods to identify and evaluate potential director nominees, including personal, management and industry contacts; recruiting firms; and candidates recommended by shareholders.

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The Nominating & Corporate Governance Committee considers properly submitted shareholder recommendations of director candidates in substantially the same manner as it considers director candidate recommendations from other sources. Any shareholder recommendation must include the following: the nominee’s name and the information about the nominee that would be required in a proxy statement under the SEC’s rules; information about the relationship between the nominee and the recommending shareholder; proof of the number of shares of Safeguard common stock that the recommending shareholder owns and the length of time the shares of Safeguard common stock have been owned; and a letter from the nominee consenting to serve, if elected, as a director.

Recommendations should be addressed to the Chairperson, Nominating & Corporate Governance Committee:

c/o Corporate Secretary

Safeguard Scientifics, Inc.

170 North Radnor-Chester Road, Suite 200

Radnor, PA 19087

Board Compensation. During 2017, each of our non-employee directors was compensated for his or her service as a director through cash payments as shown in the table below:

Amount
Compensation Item	($)

Annual Board Retainers (payable relative to a full year of Board service):
Chairman of the Board	100,000
Other Directors	50,000

Additional Annual Chairperson Retainers (payable relative to a full year of committee service):
Audit Committee	15,000
Compensation Committee	10,000
Nominating & Corporate Governance Committee	10,000

Additional Annual Committee Retainers (payable relative to a full year of committee service):
Audit Committee	15,000
Compensation Committee	15,000
Nominating & Corporate Governance Committee	10,000

Directors’ fees are paid quarterly, in arrears, and retainers are prorated based on actual days of service relative to a full year of Board service. We also reimburse our directors for expenses they incur to attend our Board and committee meetings and for attendance at one director continuing education program during each calendar year or the reasonable cost of one year’s membership in an organization that is focused on director education.

In December 2016, with assistance from Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, the Compensation Committee reviewed the compensation of our non-employee directors and recommended the elimination of meeting fees paid to such directors for their service on the Board’s committees and, in place of such meeting fees, recommended the payment of annual retainers to such directors in the amounts set forth in the above table. Such change from the payment of meeting fees to the payment of annual retainers to directors for their service on the Board’s committees became effective with the new director term that commenced following our 2017 annual meeting.

In connection with the Compensation Committee’s review of the compensation of the non-employee directors in December 2016, the Compensation Committee recommended changing such annual equity grant to non-employee directors from a fixed number of deferred stock units (“DSUs”) to a number of DSUs having a value of $85,000, based upon the average closing price of a share of our common stock on the New York Stock Exchange composite tape for the 20 consecutive trading days immediately preceding the grant date.  The Board concurred with this recommendation and on May 31, 2017 each non-employee director received 7,406 DSUs, which had a value of $85,000 based upon the average closing price of a share of our common stock on the New York Stock Exchange composite tape for the 20 consecutive trading days immediately preceding May 31, 2017. The annual service DSU grants are fully vested at issuance for directors who have reached age 65 and otherwise vest on the first anniversary of the grant date or, if earlier, once a director reaches age 65. The DSUs represent the right to receive shares of Safeguard common stock, on a one-for-one basis, following the date upon which the director leaves the Board.

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Safeguard also maintains a Group Deferred Stock Unit Program for Directors (“Directors’ DSU Program”) which allows each outside director, at his or her election, to receive DSUs in lieu of the cash retainers paid to each director, as described above, for service on the Board and its committees (“Directors’ Fees”). The deferral election applies to Directors’ Fees to be received for the calendar year following the year in which the election is made and remains in effect for each subsequent year unless the director elects otherwise by the end of the calendar year prior to the year in which the services are rendered. The number of DSUs awarded is determined by dividing the Directors’ Fees by the fair market value of Safeguard’s stock on the date on which the director would have otherwise received the Directors’ Fees. Each director also receives a number of matching DSUs, based on the same fair market value calculation, equal to 25% of the Directors’ Fees deferred. A director is always fully vested in DSUs awarded in lieu of Directors’ Fees deferred; the matching DSUs are fully vested at grant for directors who have reached age 65 and otherwise vest on the first anniversary of the date the matching DSUs were credited to the director’s account or, if earlier, once a director reaches age 65. Each DSU entitles the director to receive one share of Safeguard common stock following the date upon which the director leaves the Board. A director also may elect to receive the stock in annual installments over a period of up to five years after leaving the Board.

Director Compensation – 2017. The following table provides information on compensation earned for services provided during 2017 by each non-employee director who served on our Board at any time during 2017:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Mara G. Aspinall	24,280	–	–	–	24,280
Julie A. Dobson	81,110	86,424	–	–	167,534
Stephen Fisher	74,132	99,249	–	–	173,381
George F. MacKenzie, Jr.	98,176	81,466	–	–	179,642
Maureen F. Morrison	12,188	–	19,659	–	31,847
John J. Roberts	91,676	103,384	–	–	195,060
Robert J. Rosenthal	100,000	81,466	–	831	182,297

(1)	The amounts included in this column reflect Directors’ Fees earned for services provided during 2017, including amounts deferred under our Directors’ DSU Program. Of the amount of Directors’ Fees earned for services provided during 2017, Ms. Dobson deferred payment of 25% and Mr. Fisher and Mr. Roberts deferred payment of 100%. Each director received DSUs in lieu of Directors’ Fees that they deferred and matching DSUs equal to 25% of the Directors’ Fees that they deferred. Directors who defer fees and receive DSUs are essentially investing in common stock equivalents that are initially valued based on the fair market value of our common stock on the date of issuance. As a result, the value of their DSUs fluctuates with the market value of our common stock.

(2)	These amounts do not represent compensation actually received. Rather, these amounts represent the grant date fair values of the matching DSUs and the annual service grant of DSUs computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). The fair value of the DSUs is determined by multiplying the number of shares underlying the DSUs by the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE composite tape, on the grant date. The matching DSUs issued in January 2017 related to fees deferred that were earned during the fourth quarter of 2016. The following table presents the grant date fair value for each DSU award made to each non-employee director during 2017:

			Grant Date Fair Value ($)
Name	1/15/17	4/15/17	5/31/17	7/15/17	10/15/17
Julie A. Dobson	1,214	1,215	81,466	1,199	1,330
Stephen Fisher	4,255	4,253	81,466	4,280	4,995
George F. MacKenzie, Jr.	–	–	81,466	–	–
Maureen F. Morrison	–	–	–	–	–
John J. Roberts	5,255	5,245	81,466	5,164	6,254
Robert J. Rosenthal	–	–	81,466	–	–

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(3)	The directors’ aggregate holdings of DSUs and stock options to purchase shares of our common stock (both vested and unvested), as of December 31, 2017, were as follows:

Name	DSUs (#)	Stock Options (#)
Julie A. Dobson	59,365	15,000
Stephen Fisher	27,258	8,333
George F. MacKenzie, Jr.	42,102	15,000
Maureen F. Morrison	–	8,333	*
John J. Roberts	61,338	10,000
Robert J. Rosenthal	43,540	15,000

*In connection with Ms. Morrison’s appointment and consistent with Safeguard’s past practices, Ms. Morrison received an initial stock option grant to purchase 8,333 shares of Safeguard’s common stock, which option will vest 25% each year commencing on the first anniversary of the grant date and will have an eight-year term.

(4)	The amounts in this column represent costs associated with attendance at a director’s continuing education program or a director’s reasonable annual dues for membership in an organization focused on director education.

(5)	Directors also are eligible for reimbursement of expenses incurred in connection with attendance at Board and committee meetings. These amounts are not included in the table above.

Stock Ownership Guidelines. Each non-employee director is expected to own a number of shares of our stock having a value at least equal to a designated multiple of the annual retainer paid to such director for service on our Board. Such ownership is expected to be achieved within the later of five years after an individual’s election to our Board or the fifth anniversary following any increase in the required multiple of the annual retainer. Since 2012, the equity position threshold in our stock that is required to be held by non-employee directors is three times the annual cash Board retainer. No sales of stock are permitted during the period in which the ownership requirement has not been met (except for limited stock sales to meet tax obligations), without the approval of the Board. Shares counted toward these guidelines include:

•	Outstanding shares beneficially owned by the director;
•	Vested shares of restricted stock;
•	Vested DSUs that have been credited to the director; and
•	The net value of shares underlying vested, in-the-money options (“Net Option Value”).

For purposes of calculating the value to be used in monitoring compliance with the ownership guidelines, we utilize (a) the greater of the current value or the cost basis of purchased shares; (b) the greater of the current value or fees deferred in connection with vested DSUs; and (c) our trailing six-month average share price in determining Net Option Value.

Based on information they have provided to us, all of our outside directors, with the exception of Ms. Morrison, who joined our Board in 2017, and Mr. Glass and Mr. Lubert, who joined our Board in 2018, have achieved the required ownership levels.

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PROPOSAL NO. 2 – NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE
OFFICER COMPENSATION

Consistent with our Board’s initial determination in 2011, in 2017 our Board again determined that an annual advisory “say-on-pay” vote on executive compensation would be the most appropriate alternative for Safeguard and approximately 81% of the votes cast by our shareholders at our 2017 annual meeting were voted in favor of future advisory say-on-pay votes being held annually. Accordingly, pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our shareholders with the opportunity to endorse or not endorse Safeguard’s 2017 executive compensation as described in this proxy statement. Shareholders also may abstain from voting.

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 37 of this proxy statement. As described in the Compensation Discussion and Analysis, the purpose of Safeguard’s compensation policies and procedures is to attract and retain experienced, highly qualified executives crucial to Safeguard’s long-term success and enhancement of shareholder value. The Compensation Committee has developed an executive compensation program designed to pay for performance and to align the long-term interests of our named executive officers with the long-term interests of our shareholders. The vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation.

Our Board recommends that shareholders indicate their support for the 2017 executive compensation afforded to Safeguard’s named executive officers by voting FOR the following resolution:

“RESOLVED, that the compensation paid to Safeguard’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure included in this proxy statement, is hereby APPROVED.”

This vote will not be binding on our Board or the Compensation Committee and may not be construed as overruling a decision by our Board or the Compensation Committee or imply any additional fiduciary duty on our Board. Further, it will not affect any compensation paid or awarded to any executive.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote “FOR” the approval of the compensation paid to Safeguard’s named executive officers in 2017 as disclosed in this proxy statement.

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PROPOSAL NO. 3 – RATIFICATION OF THE SECTION 382 TAX BENEFITS

PRESERVATION PLAN

You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of February 19, 2018 (the “Tax Benefits Preservation Plan”), by and among Safeguard, Computershare Inc., a Delaware corporation (“Computershare”), and Computershare’s wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, the “Rights Agent”), a copy of which is attached as Appendix A to this Proxy Statement. Neither shareholder ratification nor approval of the Tax Benefits Preservation Plan is required by the Pennsylvania Business Corporation Law, other applicable law or by our Second Amended and Restated Articles of Incorporation, as amended, our Third Amended and Restated Bylaws or other governing documents. Nonetheless, our Board is seeking shareholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of shareholders on the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, Safeguard has generated net operating losses that, under federal tax laws, can be “carried forward” to offset Safeguard’s federal income tax obligations in future years. As of December 31, 2017, Safeguard and its subsidiaries consolidated for tax purposes had approximately $254.3 million of (pre-tax) federal net operating loss carryforwards (“NOLs”), with various expiration dates beginning in 2021, that could potentially be utilized in certain circumstances to offset Safeguard’s future taxable income and reduce its federal income tax liability. Additional information with respect to these NOLs is contained in Safeguard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which Safeguard filed with the SEC on March 7, 2018.

Our Board believes that our NOLs have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce Safeguard’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in Safeguard’s and its shareholders’ best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).

Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent shareholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred.

In the light of the foregoing and for the reasons set forth below, on February 19, 2018, after careful consideration, and after consulting with our tax, financial and legal advisors, our Board determined that preserving the tax benefits of our NOLs is in our shareholders’ best interests and, in furtherance thereof, acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our Common Stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix A. The Board urges shareholders to read carefully and in their entirety the proposal, the considerations discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

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Reasons for the Tax Benefits Preservation Plan

In light of the reasons set forth below, the Board continues to believe that the Tax Benefits Preservation Plan is in the best interest of all of Safeguard’s shareholders:

•	Size of Safeguard’s Pre-tax Federal NOLs. As discussed above, as of December 31, 2017, we estimate that Safeguard had approximately $254.3 million of (pre-tax) federal NOLs, with various expiration dates beginning in 2021, which could potentially be utilized in certain circumstances to offset Safeguard’s future taxable income and reduce its federal income tax liability.

•	Potential Use of the NOLs to Offset Taxable Income from Partner Company Monetizations. Our Board believes that our NOLs have the potential to be a valuable asset, particularly in connection with the strategy we announced in January 2018 to not deploy any capital into new Partner Company opportunities and, instead, focus on maximizing monetization opportunities for Partner Company interests to enable distributions of net proceeds to our shareholders. To monetize our Partner Company interests, we intend to consider initiatives including, among other options, the following: (i) the sale of individual Partner Companies, (ii) the sale of certain Partner Company interests in secondary market transactions, or (iii) a combination thereof. In connection with these monetization opportunities, Safeguard may recognize taxable income which potentially could be offset by the NOLs. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce Safeguard’s federal income tax liability.

•	Consequences of an Ownership Change. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

•	Effect in Deterring an Ownership Change. The Board believes that the Tax Benefits Preservation Plan, by deterring any person from acquiring beneficial ownership of 4.99% or more of Safeguard’s outstanding common stock without the approval of the Board, serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. However, it is important to note that the Tax Benefits Preservation Plan does not offer a complete solution to protecting our NOLs, and an ownership change may occur even if the Tax Benefits Preservation Plan is ratified and the Board decides to leave the Tax Benefits Preservation Plan in place. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our Common Stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

•	Similarity of the Tax Benefits Preservation Plan to Tax Benefits Preservation Plans Adopted By Other Public Companies. The Tax Benefits Preservation Plan is not particularly novel in form or terms and is similar to the tax benefits preservation plans adopted by numerous other public companies seeking to preserve the potential benefits of their NOLs. The Board also took into account that, since 1998, more than 200 tax benefits preservation plans have been adopted, and that there are currently more than 100 tax benefits preservation plans in effect at public companies.

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•	Compliance of the Tax Benefits Preservation Plan with Proxy Advisory Firm Policies. In addition to the fact that the Tax Benefits Preservation Plan is being submitted to shareholders for ratification at the first meeting of shareholders called since the Tax Benefits Preservation Plan was adopted on February 19, 2018, the Tax Benefits Preservation Plan’s provisions are intended to comply with the published guidelines contained in the 2018 Proxy Voting Guidelines of ISS regarding shareholder rights plans adopted to protect a company’s NOLs. Such provisions include the following: (i) the term of the Tax Benefits Preservation Plan does not exceed the shorter of three years and the exhaustion of the NOLs; (ii) an ownership threshold slightly below 5 percent; and (iii) shareholder protection mechanisms such as “sunset” provisions that cause the early expiration of the Tax Benefits Preservation Plan upon exhaustion or expiration of the NOLs, the repeal of Section 382, or upon such other event such that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Safeguard’s tax attributes.

•	Current Shareholder Ownership Profile. In determining to approve the Tax Benefits Preservation Plan, the Board took into consideration Safeguard’s current shareholder ownership profile, including the extent to which there are existing shareholders who may be deemed Section 382 “5-percent shareholders.”

•	Recent Interest in Safeguard by Activist Investors. Safeguard believes that the interest in Safeguard shown by activist and other investors over the past six months, including the activist investments that have been disclosed in numerous filings made with the SEC, could make it more likely that Safeguard attracts additional activist, event-oriented or other investors. Some of these investors, in the absence of the Tax Benefits Preservation Plan, may otherwise seek to acquire an amount of our Common Stock that would cause the person to become a Section 382 “5-percent shareholder” and, thus, make it more likely that a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent shareholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period.

Ratification of the Tax Benefits Preservation Plan

The proposal to ratify the Tax Benefits Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Although not required by our governing documents or by applicable law, the Board is asking shareholders to ratify the Tax Benefits Preservation Plan, which was adopted by the Board effective as of February 19, 2018, as a matter of good corporate governance. As explained above, the Tax Benefits Preservation Plan was adopted by the Board in an effort to protect a potentially valuable asset and preserve Safeguard’s future ability to use its NOLs. In the event the shareholders fail to ratify the Tax Benefits Preservation Plan, the Board may, although it is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include:

•	All shareholders who each own less than 5% of our Common Stock are generally (but not always) treated as a single “5-percent shareholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among shareholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

•	There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

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•	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•	Our redemption or buyback of our Common Stock may increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not themselves 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix A. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding shares of Common Stock within the meaning of Section 382, other than with the approval of the Board, in an effort to diminish the risk that Safeguard’s ability to utilize its NOLs may become substantially limited, which could therefore significantly impair the value of those assets. Shareholders who beneficially owned 4.99% or more of the outstanding shares of Common Stock prior to the first public announcement made by Safeguard on February 20, 2018 of the adoption of the Tax Benefits Preservation Plan will not trigger the Tax Benefits Preservation Plan so long as such shareholders do not acquire additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by Safeguard on the outstanding shares of Common Stock or pursuant to a stock split, reverse stock split, subdivision or reclassification of the outstanding shares of Common Stock) at a time when they still beneficially own 4.99% or more of the outstanding shares of Common Stock.

The Rights. On February 19, 2018, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to Safeguard’s shareholders of record as of the close of business on March 2, 2018. One Right will also be issued together with each share of the Common Stock issued after March 2, 2018 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series B Preferred Stock. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from Safeguard one one-thousandth of a share (a “Unit”) of a newly-designated series of preferred stock, Series B Junior Participating Preferred Stock, par value $0.10 per share, of Safeguard (the “Series B Preferred Stock”) for a purchase price of $25.00 (the “Purchase Price”). If issued, each Unit of Series B Preferred Stock would give the shareholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock and the value of one Unit of Series B Preferred Stock is expected to approximate the value of one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a shareholder of Safeguard, including, without limitation, any dividend, voting or liquidation rights.

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Acquiring Person. Under the Tax Benefits Preservation Plan, subject to the exceptions noted below, an “Acquiring Person” is any person who or which, together with all Affiliates and Associates (as such terms are defined in the Tax Benefits Preservation Plan) of such person, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding other than as a result of repurchases of stock by Safeguard, dividends or distributions by Safeguard or certain inadvertent actions by shareholders. The term “person” for purposes of the definition of Acquiring Person and the Tax Benefits Preservation Plan means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity. The Tax Benefits Preservation Plan provides that the following persons shall not be deemed an Acquiring Person thereunder:

●	Safeguard or any subsidiary of Safeguard;

●	any employee benefit plan or employee stock plan of Safeguard or any subsidiary of Safeguard, or any person organized, appointed, established or holding shares of Common Stock of Safeguard for or pursuant to the terms of any such plan;

●	any person who would otherwise be an Acquiring Person upon the first public announcement by Safeguard of the adoption of the Tax Benefits Preservation Plan, unless and until such person or any Affiliate of such person acquires beneficial ownership of any additional shares of Common Stock of Safeguard after the first public announcement by Safeguard of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by Safeguard) at a time when such person still beneficially owns 4.99% or more of the Common Stock;

●	any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

●	any person who as the result of an acquisition of shares of Common Stock by Safeguard (or any subsidiary of Safeguard, any employee benefit plan or employee stock plan of Safeguard or any subsidiary of Safeguard, or any person organized, appointed, established or holding shares of Common Stock of Safeguard for or pursuant to the terms of any such plan) that, by reducing the number of shares of Common Stock of Safeguard outstanding, increases the proportionate number of shares of Common Stock of Safeguard beneficially owned by such person to 4.99% or more of the shares of Common Stock of Safeguard then outstanding;

●	any person who or which, within ten (10) business days of being requested by Safeguard to advise it regarding the same, certifies to Safeguard that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period; and

●	any person who the Board determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires beneficial ownership of shares of Common Stock of Safeguard in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

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Beneficial Ownership. A person’s beneficial ownership of shares of Common Stock is determined as provided in the Tax Benefits Preservation Plan and, subject to the specific definition of “beneficial ownership” included in the Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes, without limitation, any securities (i) which such person or such person’s Affiliates or Associates, directly or indirectly has the right to vote or dispose of, (ii) which such person or such person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, (iii) which are beneficially owned, directly or indirectly, by any other person, if such person or any of such person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other person or any of such other person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of Safeguard, and (iv) which such person would otherwise be deemed to actually or constructively own for purposes of Section 382 or the Treasury Regulations promulgated thereunder; provided, however, for purposes of the Tax Benefits Preservation Plan, a person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity”, in each case, for purposes of Section 382.

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

●	tenth (10th) calendar day after a public announcement that a person has become an Acquiring Person; and

●	tenth (10th) calendar day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, Safeguard’s Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights and will contain a notation to that effect. Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying Common Stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are under certain circumstances beneficially owned, or under certain circumstances were beneficially owned, by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

Discretionary Authority of the Board to Exempt a Transaction. The Tax Benefits Preservation Plan grants discretion to the Board to exempt a specific acquisition of Safeguard’s Common Stock from being deemed a triggering event under the Tax Benefits Preservation Plan.

Redemption. At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, Safeguard may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

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Exchange. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of Safeguard’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series B Preferred Stock or of a share of a similar class or series of Safeguard’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Expiration. The Rights and the Tax Benefits Preservation Plan will expire on the earliest to occur of the following:

●	the close of business on February 19, 2021;

●	the redemption of the Rights;

●	the exchange of the Rights;

●	the consummation of a reorganization transaction entered into by Safeguard resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for Safeguard’s tax attributes similar to that provided by the Tax Benefits Preservation Plan;

●	the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Safeguard’s tax attributes;

●	the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve Safeguard’s tax attributes; and

●	the beginning of a taxable year of Safeguard to which the Board determines that none of Safeguard’s tax attributes may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series B Preferred Stock, the number of shares of Series B Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series B Preferred Stock or of Safeguard’s shares of Common Stock.

Amendments. Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, Safeguard may amend the Rights in any manner. Safeguard may also amend the Tax Benefits Preservation Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to Safeguard or to shareholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, shareholders may recognize taxable income, depending on the circumstances then existing.

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Certain Considerations Related to the Tax Benefits Preservation Plan

In voting on this Proposal No. 3, shareholders should carefully consider the following:

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board adopted the Tax Benefits Preservation Plan is that we believe that the NOLs are a potentially valuable asset and the Board believes it is in Safeguard’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. While the Tax Benefits Preservation Plan is not principally intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. The Tax Benefits Preservation Plan, however, should not interfere with any merger or other business combination approved by the Board. In addition, the Tax Benefits Preservation Plan provides the Board with the ability to exempt a transaction from being deemed a triggering event under the Tax Benefits Preservation Plan.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission under the Securities Act of 1933, as amended, is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of shareholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a shareholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

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Under Revenue Ruling 90-11, the adoption of the Tax Benefits Preservation Plan and the subsequent distribution of the Rights to shareholders would not be a taxable event for us or our shareholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the Rights becoming exercisable should not result in any tax.

After such physical distribution, the Rights would probably be treated for tax purposes as capital assets in the hands of most shareholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such Rights were issued. Upon the Rights becoming Rights to purchase acquirer common stock, holders of Rights probably would be taxed even if the Rights were not exercised. Upon the Rights being redeemed for cash or the Rights being exchanged for our Common Stock, holders of the Rights would probably have a taxable event. Upon the Rights becoming Rights to purchase our Common Stock, holders of Rights would probably not have a taxable event. The Rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the Rights may not be subject to tax-free treatment.

Accounting Treatment

The issuance of the Rights as a dividend to shareholders of record as of March 2, 2018 had no financial accounting or reporting impact. The fair value of the Rights was zero because the Rights were “out of the money” when issued and no value is attributable to them. Additionally, the Rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Shareholders Not Ratifying the Tax Benefits Preservation Plan

None of our Second Amended and Restated Certificate of Incorporation, as amended, our Third Amended and Restated Bylaws, or our other governing documents, the Pennsylvania Business Corporation Law or other applicable law requires shareholder ratification or approval of the adoption of the Tax Benefits Preservation Plan. However, the Board considers a proposal for shareholders to ratify the adoption of the Tax Benefits Preservation Plan a matter of good corporate governance. If the shareholders do not ratify the adoption of the Tax Benefits Preservation Plan, the Board will consider whether to continue the Tax Benefits Preservation Plan in its current form, to amend one or more of its provisions, or to terminate it by redeeming the Rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of shareholders’ objections to the Tax Benefits Preservation Plan (to the extent discernable), then current market conditions, whether the Board believes the Tax Benefits Preservation Plan continues to serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and whether the Board believes that, despite the failure of shareholders to ratify the Tax Benefits Preservation Plan, in the exercise of its fiduciary duties, it is appropriate and in the best interests of shareholders to continue the Tax Benefits Preservation Plan.

Although the Board will carefully consider the shareholders’ vote as expressed at the Annual Meeting, because the Board owes fiduciary duties to all shareholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of Safeguard and all of its shareholders to terminate the Tax Benefits Preservation Plan, and may not rely solely on the shareholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Tax Benefits Preservation Plan in place, with or without amending one or more of its provisions, notwithstanding the failure of shareholders to ratify its adoption. Likewise, even if shareholders ratify the adoption of the Tax Benefits Preservation Plan, the Board may, at any time during the term of the Tax Benefits Preservation Plan, determine, in the exercise of its fiduciary duties, that the Tax Benefits Preservation Plan should be terminated.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the adoption by our Board of Directors of the Section 382 Tax Benefits Preservation Plan.

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Compensation Discussion and Analysis

Executive Summary

Our Compensation Committee (for purposes of this discussion, the “Committee”) is responsible for establishing our company-wide compensation philosophy and practices, for determining the compensation for our “named executive officers,” and for approving the compensation for our other senior executives, based on the recommendations of our President and Chief Executive Officer. This Compensation Discussion and Analysis describes our executive compensation program and the compensation decisions made for 2017 for our named executive officers. At December 31, 2017, there were three individuals serving as named executive officers of Safeguard:

Stephen T. Zarrilli	President and Chief Executive Officer
Jeffrey B. McGroarty	Senior Vice President and Chief Financial Officer
Brian J. Sisko	Chief Operating Officer, Executive Vice President and Managing Director

Our senior executive group is currently comprised of a total of six executives with the title of Senior Vice President or higher, including our current three named executive officers. This Compensation Discussion and Analysis (“CD&A”) also describes programs that apply to our senior executive group as a whole.

In January 2018, Safeguard announced that, effective immediately, Safeguard would cease making capital deployments into any new partner company opportunities and that it would focus its efforts on managing and financially supporting its existing partner companies to exit events, and ultimately returning the net proceeds of such efforts to its shareholders. This strategy is sometimes referred to in this CD&A as the “New Strategy.” Further, on April 6, 2018, Safeguard announced that it promoted Mr. Sisko to the position of President and Chief Executive Officer, effective as of July 1, 2018, to succeed Mr. Zarrilli. Mr. Zarrilli will act as a special advisor to Safeguard through September 30, 2018 and then retire. In addition, Mr. McGroarty, will depart from Safeguard, effective June 30, 2018. David Kille, currently Safeguard’s Corporate Controller, will assume the role of Chief Financial Officer, effective June 1, 2018.

Other than as specifically noted, the discussion set forth in this CD&A concerning Safeguard’s compensation policies and practices, relates to periods prior to the establishment of the New Strategy and, therefore, does not necessarily reflect policies and practices that will prevail or apply under the New Strategy. Set forth below under the heading “New Strategy - Changes in Compensation Policies and Practices” is a summary regarding changes in compensation policies and practices recently adopted by the Committee in the context of the New Strategy.

2017 Business Highlights

Highlights of the year are included below because the Committee believes senior executive compensation should correlate with Safeguard’s performance.

Overall, the Committee believes that Safeguard executed well against its 2017 strategic plan.

•	We deployed $36.8 million of additional capital to support the growth of partner companies in which we already had an interest at December 31, 2016.
•	Most of our partner companies performed on or ahead of plan, with year over year revenue growth in excess of 23%.
•	We returned an aggregate of $16.9 million to our balance sheet, consisting of $15.5 million in cash related to the sale of our interest in Nexxt, Inc., formerly Beyond.com, and $1.4 million from escrows related to prior years’ transactions.
•	In addition, we received a $10.5 million promissory note bearing 9.5% interest payable on or before March 1, 2020 in connection with the Beyond.com transaction.
•	We repurchased an aggregate of $14 million of our outstanding convertible debentures.
•	We entered into a $75 million debt facility with HPS Investment Partners, LLC.

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Key 2017 Compensation Decisions

•	The 2017 base salaries and target management incentive plan awards for Messrs. Zarrilli, McGroarty and Sisko were unchanged from their 2016 levels.

•	After reviewing Safeguard’s performance against the objectives set forth in the 2017 management incentive plan, the Committee approved a 90% achievement level in the partner company performance component of the corporate objectives and a 60% achievement level in overall corporate performance, resulting in a 75% payout (against targeted amounts) to our named executive officers. While the Committee believed the year included positive results in corporate operations, and in most of the partner companies, Safeguard did not meet all of our objectives, particularly in the returns provided to shareholders.

•	As part of the deliberations regarding long-term incentive awards made to our management team, the Committee reviewed the competitive market data provided by its consultant, the individual performance of each of our named executive officers and an assessment of the long-term compensation element relative to our peers. Based on such review and taking into consideration that no deployments were made in 2017 into new partner companies and, therefore, a pool of new partner companies to measure performance against does not exist, for the grants made in 2017, the Committee (1) chose to reduce the opportunity to earn long-term incentives by approximately 40% for each of Messrs. Zarrilli, McGroarty and Sisko as compared to the grants made in 2016 and (2) awarded such incentives solely in the form of restricted stock grants subject to time-based vesting. This compares to the value of the 2016 grants that were awarded at a ratio of 1/3 in time-based restricted stock and 2/3 in performance based stock units.

Effective Corporate Governance Principles

Below is a summary of what we did and what we didn’t do relating to executive compensation during and related to 2017, and prior to our announcement of the New Strategy:

WHAT WE DID:

✓	Emphasized variable pay for performance by linking our named executive officers’ target incentive compensation to Safeguard’s financial performance and the attainment of specified metrics

✓	Maintained short-term and long-term incentive programs with distinct performance-based measures

✓	Emphasized a long-term orientation under our equity compensation program by requiring a minimum service vesting period for performance-based equity grants if the performance hurdles are achieved in the near term

✓	Applied double-trigger change of control vesting of equity awards made to our senior executives

✓	Retained an independent compensation consulting firm that provides no other services to Safeguard

✓	Maintained a compensation recoupment policy that will permit us to seek reimbursement of cash and incentive compensation and/or equity grants in certain instances of financial statement restatement

✓	Maintained meaningful stock ownership guidelines for our senior executives and Board members

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WHAT WE DIDN’T DO:

Ä	Provide golden parachute excise tax or other tax gross-ups upon a change in control

Ä	Provide any material perquisites

Ä	Permit repricing of underwater options without shareholder approval

Ä	Grant stock option awards or stock appreciation rights (“SARs”) below 100% of fair market value

Ä	Permit hedging or short-sales transactions in our stock by our senior executives, or permit the use of Safeguard stock as collateral for indebtedness by our executive officers

Ä	Provide a pension plan or special retirement program other than our 401(k) plan, which is available to all employees

Ä	Provide post-retirement health coverage

The Committee reviews our compensation philosophy each year to ensure that its principles and objectives are aligned with our overall business strategy and aligned with the interests of our shareholders We seek to apply a consistent philosophy across our executive group, not just among our named executive officers.

Compensation Philosophy and Objectives

Our overall goals in compensating our executives in 2017 were as follows:

•	Attract, retain and motivate executives whose experience and skills could be leveraged across our partner companies to facilitate the partner companies’ growth, success and ultimate monetization;

•	Promote and reward the achievement of short-term and long-term corporate and individual objectives that our Board and management believe will lead to long-term growth in shareholder value; and

•	Encourage meaningful equity ownership and the alignment of executive and shareholder interests as an incentive to increase shareholder value.

Our executive compensation program in 2017 was intended to:

•	Provide a mix of fixed and variable at-risk cash compensation;

•	Balance rewards for short-term performance with our ultimate goal of producing long-term shareholder value;

•	Link variable compensation to specific, identifiable metrics that demonstrate value creation for Safeguard; and

•	Facilitate executive retention.

In January 2018, Safeguard announced the New Strategy. See “New Strategy - Changes in Compensation Policies and Practices” below.

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Role of the Compensation Committee in Compensation Decisions

The Committee is responsible for the design of our executive compensation program and for making decisions regarding our named executive officers’ compensation. The Committee also makes, or has final approval authority regarding, all compensation decisions for our other senior executives. Annually, the Committee reviews executive compensation practices, including the methodology for setting total named executive officers’ compensation, the goals of the program, and the overall compensation philosophy for Safeguard. In setting executive compensation and designing our overall compensation program, the Committee considers the data and advice provided by its independent compensation consultant (as well as information that may be provided by management) to determine the appropriate level, on an absolute and relative basis, of compensation, as well as the mix of compensation components. The Committee has looked to competitive information for guidance rather than rigid adherence to specific percentages. The Committee believes that the overall objectives of its compensation philosophy are better achieved through flexibility. The Committee ultimately makes decisions regarding executive compensation based on its assessment of Safeguard’s performance and the achievement of individual, partner company and corporate goals.

The Committee is also responsible for approving and granting equity awards to our directors, executives, employees and, from time to time, other independent advisors and consultants, with the exception of certain limited authority that the Committee has delegated to the President and Chief Executive Officer to make small equity grants between regularly scheduled Committee meetings (primarily to new hires). The Committee’s responsibilities are more fully described in its charter, which is available at www.safeguard.com/governance.

Role of Executive Officers in Compensation Decisions

Within the parameters approved by the Committee each year, our named executive officers are responsible for evaluating and setting compensation for our other employees. Our President and Chief Executive Officer annually assesses the performance of each other named executive officer and each of his other senior executive direct reports. When applicable, he also makes recommendations to the Committee concerning the achievement by our other senior executives of their individual short-term objectives as well as other performance achievements. In determining the compensation of our executives, the Committee considers our President and Chief Executive Officer’s assessment and recommendations. However, other than for compensation that has been established contractually or under quantitative formulas established by the Committee each year under our management incentive program, the Committee exercises its own discretion in determining whether to accept or modify our President and Chief Executive Officer’s recommendations. These individuals are not present when the Committee and our President and Chief Executive Officer review their performance or when the Committee makes its determinations concerning their compensation.

Role of Consultant

During 2017, as in recent years, the Committee engaged Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, to assist the Committee by providing compensation expertise regarding peer group analysis and compensation data, helping the Committee select appropriate performance measures and goals and advising the Committee regarding evolving compensation best practices and trends. Specifically, Semler Brossy provided information relating to competitiveness of pay levels, compensation plan design, specific equity grant matters, market trends, risk assessment and management and technical considerations concerning named executive officers, other executives and directors. Semler Brossy also assisted the Committee with the reporting of executive compensation matters relating to 2017 under applicable SEC disclosure rules. Semler Brossy does not provide services to Safeguard other than those provided to the Committee. Semler Brossy reported to and acted at the direction of, and attended selected meetings as requested by, the Chairperson of the Committee.

The Committee, which has the sole authority to hire and terminate its consultant, evaluates the performance of its consultant annually. In 2017, the Committee considered whether Semler Brossy was “independent,” pursuant to SEC and NYSE rules and our corporate governance documents, and determined that Semler Brossy and its consultants meet those independence standards. In addition, based on its evaluation of Semler Brossy’s independence and information provided by Semler Brossy, the Committee also determined in 2017 that Semler Brossy’s services did not present any conflict of interest.

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The Committee has utilized the services of Semler Brossy since 2008. Semler Brossy is compensated on an hourly billing basis. Invoices are directed to and reviewed and approved by the Chairperson of the Committee before payment by Safeguard.

With respect to the New Strategy, Semler Brossy provided assistance to the Committee regarding compensation changes for executives and directors in support of the New Strategy, which included providing competitive information on similar initiatives, developing alternatives and working with the Committee’s other advisors to finalize executive employment agreements and long-term incentive programs.

Setting Executive Compensation

The Committee believes that a very significant portion of each executive’s total compensation should be variable or “at-risk.” It is the view of the Committee that the greater the ability of an executive (based on role and responsibilities at Safeguard) to impact Safeguard’s achievement of its short- and long-term objectives, the greater the percentage of such executive’s overall compensation that should be “at-risk.” In 2017, the Committee principally utilized variable/at-risk cash compensation and time-based equity awards to pursue its objectives in this regard. See “New Strategy - Changes in Compensation Policies and Practices” below.

Because no deployments were made in 2017 into new partner companies and, therefore, a pool of new partner companies to measure performance against does not exist, for the grants made in 2017, the Committee (1) chose to reduce the opportunity to earn long-term incentives by approximately 40% for each of Messrs. Zarrilli, McGroarty and Sisko as compared to the grants made in 2016 and (2) awarded such incentives solely in the form of restricted stock grants subject to time-based vesting. This compares to the value of the 2016 grants that were awarded at a ratio of 1/3 in time-based restricted stock and 2/3 in performance based stock units.

The following graphs represent the percentage of total 2017 compensation for the various elements (assuming the short-term and long-term awards are paid at target levels) for our Chief Executive Officer (approximately 70% of his compensation being variable/at-risk) and the average percentage of total compensation for each of these elements for the other two named executive officers (approximately 59% of their collective compensation being variable/at-risk) in 2017, further illustrating our emphasis on pay for performance:

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Safeguard management provides the Committee with comprehensive tally sheets on an annual basis to facilitate the Committee’s review of the total compensation of our named executive officers and other senior executives.

Specifically with regard to our named executive officers, the Committee annually reviews each element of total compensation and compares them to comparable elements at a group of specific companies and industries against which we believe we compete for talent and for shareholder investment, including the venture capital and private equity industries. The Committee also reviews each element of compensation by reference to industry-specific compensation surveys. The analysis provided to the Committee by Semler Brossy at its meeting in July 2016 for purposes of the Committee’s consideration of 2017 cash and total compensation levels measured our compensation against data from the following sources:

Proxy Peer Group Data	à	Business development companies, registered investment companies and holding companies that are representative of the unique nature of our business model for a publicly owned company. Included in this group were: Capital Southwest Corporation; 180 Degree Capital Corp. (f/k/a Harris & Harris Group, Inc.); Hercules Capital, Inc. (f/k/a Hercules Technology Growth Capital, Inc.); Actua, Corp. (formerly ICG Group, Inc.); KCAP Financial, Inc.; Main Street Capital Corporation; Triangle Capital Corporation; American Capital Ltd.; Medallion Financial Corp.; and Rand Capital Corp.

Venture Capital Survey Data	à

Surveys used included the following:

Dow Jones Private Equity Analyst – Glocap Compensation Survey (data used is limited to venture capital funds with up to $500 million in assets under management)

US Mercer Benchmark Database – Executive (data used is limited to companies with revenues/sales under $500 million)

(Each of the surveys utilized is broad-based and, therefore, is not highly influenced by the data relating to any one company included in the survey.)

The Committee annually evaluates the companies and surveys used for comparison purposes to be certain that the comparables reviewed by the Committee remain appropriate given mergers/acquisitions that may have occurred and any changes in relevant business scope. In connection with the commencement of its process for its 2017 compensation review, in July 2016 the Committee determined that reviewing compensation from multiple perspectives was still appropriate given Safeguard’s unique business model. At such time, when the Committee prepared to conduct its annual review of total compensation levels for 2017, Semler Brossy did not recommend any changes to the proxy peer group. In July 2017, when the Committee prepared to conduct its annual review of total compensation levels for 2018, Semler Brossy recommended that the Committee remove American Capital Ltd. from the peer group (as American Capital Ltd. had been acquired). The Committee concurred with such recommendation and American Capital Ltd. was excluded in the competitive assessment used to determine the long-term incentive values for the named executive officers in connection with the December 2017 equity grants.

Recognizing that our business strategy, industry focus, and diverse array of partner companies make comparisons to other companies difficult, and based on the inherent challenge in matching companies, job positions and skill sets, the Committee has looked to competitive information for general guidance rather than rigid adherence to specific percentages. The Committee has determined that the overall objectives of our compensation philosophy are better achieved through flexibility in determining pay levels to address differences in duties and responsibilities, individual experience, skill levels and achievements and any retention concerns.

Outcome of the 2017 Say-on-Pay Vote and Shareholder Outreach

At our 2017 annual meeting of shareholders, our shareholders approved the compensation of our named executive officers, with approximately 82% of shareholder votes being cast in favor of our say-on-pay proposal on executive compensation. The Committee believes that this support from our shareholders is evidence that our pay-for-performance policies were aligned with our shareholders’ interests.

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The Committee will continue to consider the outcome of our shareholders’ advisory vote on executive compensation and shareholder feedback when making future compensation decisions for our named executive officers.

2017 Compensation Program

During 2017, the Committee used the following principal elements of executive compensation to meet its overall goals:

Compensation Element	Objective	Key Features	Performance / At Risk?
Base Pay	Rewards an executive’s core competencies relative to skills, experience, responsibilities and anticipated contributions to us and our partner companies.	Reviewed annually in comparison to market data to ensure competitive base pay; subject to adjustment annually based on individual performance, experience, leadership and market factors.	No.
Annual Incentives	Rewards an executive’s contributions towards the achievement of annual corporate objectives and, if applicable, an executive’s achievement of individual performance objectives.	The Committee establishes annual performance objectives that align our compensation practices with our shareholders’ interests.	Yes; payout occurs only upon achievement of established measurable goals. May not pay out if annual performance goals are not met.
Stock Options and/or Restricted Stock (each subject to time-based vesting)	Encourages executive ownership of our stock and promotes continued employment with us through the use of vesting based on extended tenure with Safeguard.	Value is realized based on future stock price, with a direct correlation to changes in shareholder value.	Yes; value increases or decreases in correlation to share price.
Stock Options and/or Performance Stock Units (each subject to performance-based vesting)*	Correlates realized pay with increases in shareholder value over a long-term period.	Aligns the long-term incentive award with the factors critical to the creation of shareholder value.	Yes; executives may realize little or no value if pre-determined performance metrics are not achieved.
Health and Welfare Benefits	Provides benefits that are part of our broad-based employee benefit programs, including medical, dental, life insurance, disability plans and our 401(k) plan matching contributions.	Ensures competitive market practices and promotes continued employment.	No.
Severance and Change-in-Control Arrangements	Helps us retain certain of our named executive officers and other executives, providing us with continuity of executive management.	Equity awards to our senior executives provide for double-trigger vesting upon a change in control.	No.

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*Note that this statement refers to grants made at the end of 2016 as we entered the 2017 calendar year. Because no deployments were made in 2017 into new partner companies and, therefore, a pool of new partner companies to measure performance against does not exist, for the grants made in 2017, long-term performance-based incentives were not awarded in 2017.

Base Pay. Base pay is established initially on the basis of several factors, including market competitiveness; past practice; individual performance and experience; the level of responsibility assumed; the level of skills and experience that can be leveraged across our partner companies to facilitate their growth and success; and individual employment negotiations with executives. Each of our named executive officers has an agreement with us that sets a minimum base salary.

Base salaries typically are reviewed annually (at the end of one year and the beginning of the upcoming calendar year) by the Committee, as well as in connection with a promotion or other changes in job responsibilities. As noted above, Safeguard believes it competes for executive talent with venture capital and private equity firms, among others. In considering whether to adjust base salary levels of any of our executives for 2017, the Committee took into account:

•	The proxy peer group and survey data provided by Semler Brossy;

•	The Committee’s assessment of Safeguard’s overall performance during 2016 and the ongoing individual performance of each of our named executive officers;

•	United States economic conditions, in general; and

•	Changes in scope of job responsibility.

The Committee does not typically make adjustments to the base salary levels for our executives based on cost-of-living types of factors.

In December 2016, the Committee reviewed the base salaries of our named executive officers, the individual performance of each of our named executive officers and the base salary compensation of our named executive officers relative to our proxy peers and, based on such review, the Committee determined that the base salaries of our named executive officers for 2017 would remain the same as the respective base salaries of our named executive officers for 2016.

Annual Incentives.

Incentive Opportunity. The Committee annually awards bonuses to our executives under Safeguard’s Management Incentive Program (“MIP”). The MIP is designed to provide a variable short-term incentive to each of our named executive officers and our other executives and employees principally based on Safeguard’s annual performance. These awards are determined annually following the end of each calendar year, based on the Committee’s assessment of: (i) the achievement by Safeguard of its objectives as a whole; and (ii) if applicable, the achievement by certain executives of individual performance objectives, as measured against target personal and corporate objectives established at the beginning of the year. Payments may be made in cash and/or equity, in the Committee’s discretion. The awards have been paid solely in cash in recent years. Neither the actual awards to be made under the MIP nor the minimum long-term value of any equity grants made is guaranteed.

For 2017, the Committee determined that each of our named executive officers and other senior executives would be eligible to receive an award under the MIP based 100% on the achievement by Safeguard of corporate objectives. Other employees also participated in our 2017 MIP. These other participants were eligible for MIP awards based on varied ratios of corporate and individual achievement based upon each individual’s position within Safeguard. The Committee may adjust the relative weightings of corporate and individual objectives for specified employees under our MIP, including our named executive officers, in the future in light of Safeguard’s overall compensation goals.

We believe that short-term compensation (such as base salary and annual incentive awards under the MIP) should not be based solely on the short-term performance of our stock, whether favorable or unfavorable, but also on our executives’ management of Safeguard towards achieving the annual goals that we believe will contribute to shareholder value.

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2017 Performance Measures. Specifically, the Committee approved the following weighting for the corporate objectives under the 2017 MIP:

Weighting	Corporate Objectives
50% - Partner Company Performance

50% of the total possible points attributable to corporate objectives were based on the achievement by our partner companies of specific performance-related goals (with three or more measurable goals identified for each partner company). Specifically, the Committee:

•      Defined performance-related metrics for each of our partner companies as of the creation of the 2017 MIP (29 partner companies) that varied by partner company based on their business plans and strategies and stages of development. (A table highlighting a summary of the types of performance metrics for the partner companies in which Safeguard had deployed capital and held an active interest as of the adoption of the 2017 MIP is set forth below.)

•      Determined that, for 2017, partner companies would be grouped into three groups, based on the amount of capital deployed into each partner company by Safeguard. Partner companies representing our largest deployments, approximately $177.1 million deployed into 9 partner companies, constitute 47.45% of the target total points; the middle group of companies, representing the deployment of approximately $135.4 million into 11 partner companies, constitute 36.28% of the target total points; and the smaller group of companies, representing the deployment of approximately $60.7 million into 9 partner companies, constitute 16.26% of the target total points. The weighting of partner companies’ performance may vary from year to year based on such factors as the Committee determines to be appropriate. The intent of the weighting is to reward the activities that have the most impact on Safeguard’s value creation.

50% - Overall Corporate Performance

50% of the total possible points attributable to corporate objectives were based on the Committee’s evaluation of the overall corporate performance of Safeguard during 2017. The Committee specifically identified the following corporate objectives that would be considered in making its assessment of overall corporate performance:

•      Judiciously managing capital deployed to coincide with cash in-flow expectations;

•      Returning sufficient capital to pursue overall strategic intentions and exploring alternative financing methods; and

•      Share value appreciation in line with Safeguard’s proxy peer group.

The Committee also reserved the ability to consider its subjective analysis of the achievement of other corporate objectives and factors, such as strategic initiatives and accomplishments.

The Committee established the specific performance-based corporate and partner company target metrics based on recommendations of management and taking into consideration the stage of development of each of our partner companies. Within the specific parameters of the 2017 MIP, the Committee reserved a significant level of discretion in reaching final determinations of achievement levels attained, as described above. The determination to reserve such discretion and flexibility arose from the Committee’s belief, based on prior experience, that, given Safeguard’s business activities, as circumstances change throughout a given fiscal year, on a macro and/or a micro level, specific/rigid formulas or guidelines for measuring achievement set in the beginning of a year, if strictly applied, may well incent activity that does not result in, or compensation grants that do not match, actual shareholder value creation. The award criteria finally adopted were designed to provide management with a meaningful guideline for meeting the Committee’s criteria for a target award, but not guarantee achievement or make achievement somewhat inevitable or impossible. This approach is also intended to provide the possibility of exceeding target awards and some economic recognition, albeit reduced, for near achievement of the target.

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The following table summarizes the specific types of performance metrics that we used to assess our partner companies included in the 2017 MIP. The achievement of the specific performance objectives set for our partner companies represents the basis upon which the Committee determined corporate achievement attributable to our partner companies under the 2017 MIP.

Partner Companies
AdvantEdge Healthcare Solutions Aktana Apprenda Nexxt, Inc. (formerly Beyond.com) Brickwork Cask CloudMine Clutch Holdings Full Measure Good Start Genetics	Hoopla InfoBionic Lumesis MediaMath Prognos (formerly Medivo) meQuilibrium Moxe NovaSom Pneuron	Propeller Health QuanticMind Sonobi Spongecell Syapse Transactis T-Rex Trice WebLinc Zipnosis

2017 Objectives / Targets (may include one or more of the following performance metrics)

•	Achieve specified level of annual revenue, annualized contract value, bookings, etc. with a significant focus on growth
•	Achieve specified level of EBITDA or specified margin
•	Complete additional equity or debt financing
•	Complete one or more acquisitions
•	Augment management team, board of directors or advisory board
•	Explore strategic and corporate development options
•	Expand sales efforts to additional territories
•	Achieve regulatory approval of specified products
•	Achieve product launch or expansion of product reach
•	Achieve commercial sales of product(s) or service(s), or successful product implementation
•	Increase customer base
•	Increase user base

Consistent with their respective employment agreements and Safeguard’s overall compensation philosophy, and based upon multiple factors reviewed by the Committee, including an assessment of competitive compensation data in the market in which Safeguard competes for executive talent and to better align the interests of Safeguard management and our shareholders, the Committee set the following target MIP awards for 2017 for our named executive officers:

Name	2016 MIP Target Variable Incentive (1)	2017 MIP Target Variable Incentive (1)	2018 MIP Target Variable Incentive (1)
Stephen T. Zarrilli	$696,000	$696,000	$696,000
Jeffrey B. McGroarty	$228,750	$228,750	$228,750
Brian J. Sisko	$360,000	$360,000	$360,000

(1)	The 2016 and 2018 MIP target variable incentive amounts have been included for comparison purposes.

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There were no mandatory minimum awards payable under the 2017 MIP, and awards were paid based upon the Committee’s determination of the level of achievement of the corporate (and, for certain employees, individual performance) objectives. Payouts were measured in the aggregate on a sliding scale basis from 0% to a possible 150%.

Determination of 2017 Payouts.

In late 2017 and early 2018, the Committee reviewed Safeguard’s corporate performance against the corporate objectives set forth above and determined the following payout levels (with the final payouts conditioned upon the completion of the audit of our 2017 consolidated financial statements and internal control over financial reporting without any unexpected material adjustments, each of which has now occurred). Overall, the Committee determined that 2017 was a year of positive results for Safeguard, though not all goals were achieved. The key factors upon which the Committee based its determination of the payout level are also summarized below.

Corporate Objectives:		Payout Level (as a % of target)
Partner Company Performance		90%
•	More than two-thirds of partner companies met or exceeded the majority of their applicable performance goals established as part of the 2017 MIP;
•	Aggregate 2017 revenue for our partner companies as a whole grew by approximately 23% year over year; and
•	Management teams were augmented, follow-on capital was successfully raised and partner companies were positioned for the next stage of development.
Overall Corporate Performance		60%
•	Our total capital provided in the form of follow-on deployments in 2017 approximated $36.8 million to 18 of our partner companies;
•

We realized approximately $16.9 million in aggregate cash proceeds (not including amounts deposited and held in escrow subject to release in future periods, or marketable securities sold for cash in subsequent periods) as follows: (i) $15.5 million related to the sale of our interest in Nexxt, Inc. (formerly, Beyond.com), not including a $10.5 million promissory note which was repaid in full in cash in March 2018 and (ii) $1.4 million in released escrow funds related to three prior year partner company exits (Putney, Quantia and AppFirst);

•	We entered into a $75 million secured, revolving credit facility with HPS Investment Partners, LLC;
•	Our stock price performed below the median performance of our proxy peer group; and
•	We set the stage for 2018 success with multiple exit strategies in play.
Total Percentage		75%

Based on its assessment of the partial achievement of the 2017 MIP corporate objectives, the Committee authorized the following individual awards to Safeguard’s named executive officers. The Committee determined, based on consultations with the Committee’s independent consultant and analysis of data related to incentive payment practices being followed within Safeguard’s peer group and throughout the U.S. financial services industry as a whole, to pay 2017 MIP payments to our executives solely in cash.

Name	Payout Level (1)	Total Variable Incentive Payment
Stephen T. Zarrilli	75%	$522,000
Jeffrey B. McGroarty	75%	$171,563
Brian J. Sisko	75%	$270,000
Named Executive Officers, as a group (3 persons)	75%	$963,563

(1)	In percentage terms versus targeted incentive amount.

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Long-Term Incentives.

As noted above, we compete for executive talent with venture capital and private equity firms, and the Committee reviews and includes comparative information regarding venture capital and private equity industry compensation practices as part of its overall compensation analysis. In these industries, executives (referred to as “managing partners” or “managing directors”) typically have compensation programs heavily weighted towards long-term incentive, structured as a share of the fund’s profits, payable in cash (referred to as “carry”). We historically have not, and in 2017 did not, provide our executives with the equivalent of a “carry.” Instead, as part of our overall executive compensation program we review our equity compensation plans in light of the type of economic benefit and performance metrics that would be included in a “carry” approach to compensation. We compared the initial equity awards made to our named executive officers against our assessment of the carry, which would typically be provided to executives in positions of comparable responsibility at private equity and/or venture capital firms at that time. Based upon information available to the Committee through its consultant, we continually reassess the competitiveness of our executives’ long-term compensation opportunity against a carry methodology as well as other relevant metrics from other types of businesses within our peer group. The potential value for long-term equity grants is intended to be competitive with those held by comparable executives at companies included in the comparison data that is reviewed annually by the Committee (as adjusted for the senior executive’s experience).

Through 2017, the principal approach utilized by the Committee to meet the need for a long-term incentive component to Safeguard’s executive compensation program has been the granting of significant amounts of equity to our named executive officers. Our equity compensation plans allow for the grant of: (i) stock options, (ii) restricted stock, (iii) restricted stock units (which include deferred stock units (“DSUs”) and performance stock units (“PSUs”)) and (iv) such other equity-based awards as the Committee may determine to be appropriate from time to time. The mix of the types of equity-based awards have varied from time to time.

Beginning in 2013, the Committee decided that equity grants in the form of restricted stock and restricted stock units would be the principal component of Safeguard’s long-term incentive program, although stock options have been granted from time to time. The decision to use primarily restricted stock and restricted stock units, a significant percentage of which have been subject to performance-based vesting based on the capital-return based vesting model (which the Committee initially implemented in 2008 and is discussed in more detail below) was based, in part, on a recommendation from the Committee’s compensation consultant to further align management’s interests with our shareholders’ interests and to create an appropriate balance for our senior executives between incentive and retention. The Committee also determined at that time that such capital-return based vesting model best aligned the long-term incentive award to the factors critical to the creation of shareholder value.

Entering 2017, the Committee once again determined to allocate equity grants (both initial and any annual grants) between (i) equity grants subject to performance-based vesting using the capital-return based vesting model, as discussed in more detail below, and (ii) equity grants subject to simple time-based vesting. It was the Committee’s view that allocating equity grants in this way aligned the long-term interests of Safeguard management and our shareholders and created a balance for our senior executives between incentive and retention. The Committee has always reserved the right to allocate equity grants in a different manner as circumstances dictate.

Our performance-based equity grants that remain outstanding are all subject to “capital-return based vesting.”

The capital-return based vesting model vests the particular equity grants awarded based on aggregate cash returns received by Safeguard from the ultimate monetizations of phantom “pools” of Safeguard’s partner companies that were typically first funded during the same calendar year in which those equity grants were made.

The capital-return based vesting model has evolved over time as conditions in the marketplace have changed and as the Committee has gained further experience with predicting intended or targeted outcomes. The basic capital-return based vesting model utilized entering 2017 provided that, subject to minimum time periods having expired with respect to grants that were granted on or after 2014, vesting will begin to occur once a minimum cash return hurdle with respect to the relevant partner company pool is reached and will continue to occur incrementally over time as cash returned on the relevant partner company pool approaches targeted levels. In all instances since the inception of the capital-return based vesting model, adjustments are made to the required cash return hurdle amounts if and when Safeguard deploys additional capital into any of the partner companies included in the relevant pool of partner companies.

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For the performance-based equity grants that were granted through 2013, vesting of such grants begins to occur after cash proceeds received by Safeguard from the ultimate monetization of the pool of partner companies applicable to such grants equals the aggregate capital deployed by Safeguard in such pool of partner companies plus an amount approximating Safeguard’s annual overhead (“allocated overhead”). Proceeding on a linear basis from that point, all such grants will fully vest upon the achievement of a predetermined target amount of proceeds that must be received by Safeguard from the ultimate monetization of the pool of partner companies applicable to such grants. For such performance-based equity grants made through 2012, such predetermined target amounts of proceeds needed for full vesting are equal to 3 times the aggregate capital deployed by Safeguard in the relevant pool of partner companies (plus allocated overhead). For such performance-based equity grants made in 2013, such predetermined target amounts of proceeds needed for full vesting are equal to 2.4 times the aggregate capital deployed by Safeguard in the relevant pool of partner companies (plus allocated overhead). The foregoing change in target amounts for full vesting (i.e., 2.4 times capital deployed for 2013 deployments versus 3 times capital deployed for deployments through 2012) was due to the Committee’s determination that such a reduction was appropriate given the overall lower returns experienced generally within the venture capital and private equity markets since 2008. For the same reason, the Committee decided to further revise the predetermined target amounts of proceeds needed for initial vesting and full vesting for performance-based equity grants that were granted starting in 2014, and also considered the actual vesting that was occurring over time relating to the partner company pools previously created in the earliest years of the capital-return based vesting model as well as market feedback regarding Safeguard’s long-term incentive program.

For performance-based equity grants that were granted since 2014, the predetermined target amounts of proceeds that must be received by Safeguard from the ultimate monetizations of the applicable pool of partner companies before any vesting occurs for such equity grants was raised to 1.25 times the aggregate capital deployed by Safeguard in the applicable pool of partner companies (plus allocated overhead). Subject to minimum time periods having been reached as described below, such performance-based equity grants will vest, as follows:

Required Multiple of Capital Deployed in Applicable Pool (plus allocated overhead)*	Resulting Cliff Vesting and Cash Payment Metrics
1.25x	25% vesting
1.50x	50% (incremental 25%) vesting
1.75x	75% (incremental 25%) vesting
2.00x	100% (incremental 25%) vesting
2.25x	Cash equal to 25% of performance grant values
2.50x	Cash equal to 50% (incremental 25%) of performance grant values**

* Notwithstanding the above vesting thresholds, so as to ensure against the unlikely possibility that performance-based equity grants do not vest too quickly (for example, if cash proceeds relating to a particular pool are achieved very soon after the equity grant date), the Committee required that such performance-based equity grants not vest (or cash amounts be paid) more quickly than based upon the following schedule following grant:

•	March 15th of the second calendar year following the grant date - 25%; and

•	Each September 15th and March 15th thereafter - 12 ½% increments.

In addition, recipients must be actively employed/providing service to Safeguard through such dates.

**Cash amounts will continue to accrue/be paid at the rate of 25% of performance grant values for each .25x of additional return of deployed capital in the applicable pool; provided, however, no cash amounts shall accrue/be payable to any participant who is considered a named executive officer (for reporting purposes under the Securities Exchange Act of 1934) relating to any returns of capital beyond 3x deployed capital in the applicable pool, effectively capping the combined equity and cash incentive payout for named executive officers at 200%. No further vesting or cash accruals/payments will be made beyond the term of the grant, which is 10 years following the grant date.

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As referenced elsewhere in this CD&A, in January 2018, Safeguard announced its New Strategy, representing a significant change in its business strategy going forward. See also “New Strategy - Changes in Compensation Policies and Practices” below. Because no deployments were made in 2017 into new partner companies and, therefore, a pool of new partner companies to measure performance against does not exist, for the grants made in 2017, the Committee (1) chose to reduce the opportunity to earn long-term incentives by approximately 40% for each of Messrs. Zarrilli, McGroarty and Sisko as compared to the grants made in 2016 and (2) awarded such incentives solely in the form of restricted stock grants subject to time-based vesting. This compares to the value of the 2016 grants that were awarded at a ratio of 1/3 in time-based restricted stock and 2/3 in performance based stock units.

Named Executive Officer	Restricted Shares (1)	Nominal Value of Restricted Shares (2)	PSUs	Target Value of PSUs
Stephen T. Zarrilli	56,495	$660,000	-	-
Jeffrey B. McGroarty	12,840	$150,000	-	-
Brian J. Sisko	23,111	$270,000	-	-

(1)	The shares of restricted stock granted vest 25% on March 1, 2019, and in 12 equal quarterly installments commencing on March 15, 2019, and on the fifteenth day of each June, September, December, and March thereafter, assuming the executive’s continued employment by Safeguard as of such dates.

(2)	Based on the average closing price of our stock for the 20 consecutive trading days immediately preceding the grant date (December 29, 2017).

As of December 31, 2017, the following vesting under capital-return based vesting grants had been achieved:

Performance Pool	Expiration Date	Vested Percentage
2008	September 30, 2016 and December 23, 2020	37%
2009	October 30, 2019	0%
2010	November 5, 2020	0%
2011	September 30, 2021	3%
2012	October 2, 2022 and December 5, 2022	0%
2013	October 31, 2023	0%
2014	December 31, 2024	0%
2015	December 31, 2025	0%
2016	December 31, 2026	0%

More information regarding the equity grants made to our named executive officers during 2017 can be found below under “Executive Compensation — Grants of Plan-Based Awards – 2017” as well as “New Strategy - Changes in Compensation Policies and Practices.”

The Committee annually reviews the equity awards held by our executives and other employees and also may consider awards periodically during a year in an effort to retain and motivate employees and to ensure continuing alignment of executive and shareholder interests. Grants may be made at regularly scheduled meetings or at special meetings convened to approve compensation arrangements for newly hired executives or for executives who have been promoted or are otherwise subject to changes in responsibilities. Any stock options granted are granted with an exercise price equal to the average of the high and low trading prices of our common stock on the date of grant. For administrative convenience, the Committee has adopted a policy of generally issuing approved grants on the last business day of the quarter for new hires and on the last business day of the month in which grants are approved by the Committee for all other grants.

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Perquisites (fringe benefits). During 2017, we provided life insurance coverage ranging from $750,000 to $1,000,000 to each of our named executive officers at an average annual cost to Safeguard of approximately $2,466 per named executive officer. Our named executive officers also are eligible to participate in the fringe benefits that Safeguard may offer, from time to time, on a non-discriminatory basis to all of our employees.

Severance and Change-in-Control Arrangements

During 2017, all of our executive officers were employed on an at-will basis. However, each of our named executive officers also have an agreement with Safeguard that provides for certain severance benefits in the event of termination of employment by Safeguard without “cause” or by the officer for “good reason” (as defined in the agreements).

Pursuant to those agreements, upon the occurrence of a termination event, each executive will be entitled to those benefits outlined in his agreement with us, which include a multiple of his then current base salary, payment of his pro rata bonus for the year of termination, accelerated vesting of certain equity awards, extension of the post-termination exercise period within which some or all of the equity awards held by the executive may be exercised, coverage under our medical, health and life insurance plans for a designated period of time and outplacement services or office space. See “Executive Compensation—Potential Payments upon Termination or Change in Control” below for a summary of the specific benefits that each named executive officer will receive upon the occurrence of a termination event.

All of the agreements under which our named executive officers receive benefits in the event of a “change in control” require a “double trigger,” namely a change in control coupled with a loss of employment or a substantial change in job duties. We believe a “double trigger” provides retention incentives as well as continuity of management in the event of an actual or threatened change in control.

Key Employee Compensation Recoupment Policy

In April 2013, the Board approved a Key Employee Compensation Recoupment Policy (the “Recoupment Policy”). Under the Recoupment Policy, we have the right to require any “key employee” to reimburse to Safeguard all or any part of an amount equal to any cash incentive award, and/or to forfeit all or any part of any equity grant (whether vested or not), awarded, paid and/or made to such key employee within three years of a “Triggering Event” under the Recoupment Policy. For purposes of the Recoupment Policy, the term “key employee” means each of our named executive officers, each other Safeguard employee who holds the title of Vice President or above, and our controller and assistant controller. A “Triggering Event” is one or more of the following, as determined by the Board or the Committee, in its sole discretion: (i) it is determined that (a) a key employee engaged in any fraud, misconduct, gross negligence or ethical misconduct which resulted in a financial restatement by Safeguard, or any material adverse impact on Safeguard, and (b) the key employee received any cash incentive award or equity grant from Safeguard, the payment or issuance of which was based in whole or in part on such actions of the key employee; or (ii) it is determined that Safeguard’s consolidated financial statements or any other metric utilized by the Committee to establish, in whole or in part, a cash incentive award or equity grant to the key employee were inaccurate due, in whole or in part, to the fraud, misconduct, gross negligence or ethical misconduct of the key employee. The Committee will administer and enforce the Recoupment Policy on behalf of Safeguard and has broad, sole discretionary authority to interpret and to make determinations with respect to the Recoupment Policy. The Committee’s determinations will be final and binding on all key employees and other persons.

The Recoupment Policy was adopted in furtherance of the commitment by the Committee and the Board to sound executive compensation practices and effective corporate governance, and not in response to any particular situation or circumstance. Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the SEC to promulgate regulations applicable to public companies that require the recovery of incentive compensation in the event of a financial statement restatement and certain other circumstances. The Board intends to review the Recoupment Policy following SEC adoption of final rules to implement Section 954 of Dodd-Frank and the effectiveness of the applicable NYSE listing standards to ensure compliance.

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Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any of the companies’ chief executive officer and certain other NEOs. Prior to the effectiveness of the Tax Cuts and Jobs Act, performance-based compensation satisfying certain requirements was not subject to this deduction limitation. Effective January 1, 2018, the performance-based compensation exception is not available to public companies, except for certain limited grandfathered arrangements.  We periodically reviewed potential consequences of Section 162(m) and, prior to January 1, 2018, the stock options and PSUs awarded under our equity compensation plan were intended to comply with the provisions of Section 162(m).

Stock Ownership Guidelines

Our Board has established stock ownership guidelines that are designed to closely align the long-term interests of our named executive officers and other senior executives with the long-term interests of our shareholders. During 2017 our ownership guidelines were as follows:

Executive	Ownership Requirement
Chief Executive Officer	4X Base Salary
Executive Vice President / Chief Financial Officer	3X Base Salary
Senior Vice President	2X Base Salary

The Nominating & Corporate Governance Committee monitors compliance with the ownership requirements as of the end of each calendar year. Shares counted toward these guidelines include:

•	Shares beneficially owned by the executive officer;
•	Vested portion of restricted stock units (including DSUs and PSUs) and restricted stock awards; and
•	Net value of shares underlying vested, in-the-money options (“Net Option Value”).

For purposes of calculating the value to be used in monitoring compliance with the ownership guidelines, we utilize (a) the greater of the current value or the cost basis of purchased shares or vested restricted stock units/restricted stock awards as to which the executive has declared income and paid taxes; and (b) our trailing six-month average share price in determining Net Option Value.

The Nominating & Corporate Governance Committee has also established the timeframe within which each executive must attain the required holding levels. The stock ownership guidelines in effect in 2017 provide that each executive generally must meet the stock ownership requirement by December 31st of the year of the fifth anniversary of the event triggering the stock ownership requirement (or any increase in the stock ownership requirement). No sales of Safeguard stock by our named executive officers are permitted during the period in which the ownership requirement is not met (except for limited stock sales to meet tax obligations), without the approval of the Board or our Nominating & Corporate Governance Committee. As of the date of this proxy statement, Mr. Sisko, one of our named executive officers, has achieved the required stock ownership level.

Prohibition on Speculation in Safeguard Stock

Safeguard’s policy on securities trading prohibits our executive officers, directors, and other employees from engaging in activities with regard to our stock that can be considered as speculative, including but not limited to, short selling (profiting if the market price of our securities decreases); buying or selling publicly traded options (e.g., a put option, which is an option or right to sell stock at a specific price prior to a specified date, or a call option, which is an option or right to buy stock at a specific price prior to a specified date); and hedging or any other type of derivative arrangement that has a similar economic effect. Our executive officers and directors also are prohibited from pledging, directly or indirectly, our common stock or the stock of any of our partner companies, as collateral for indebtedness.

New Strategy - Changes in Compensation Policies and Practices

In January 2018, Safeguard announced its New Strategy. Under the New Strategy, effective immediately, Safeguard ceased making capital deployments into any new partner company opportunities and is focusing its efforts on managing and financially supporting its existing partner companies to exit events, and ultimately returning the net proceeds of such efforts to its shareholders. Other than as specifically noted, the discussion set forth in this CD&A concerning Safeguard’s compensation policies and practices, relates to periods prior to the establishment of the New Strategy, and, therefore, does not necessarily reflect policies and practices that will prevail or apply under the New Strategy.

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In connection with the New Strategy, on April 6, 2018, the Committee approved, and the Board adopted, the Safeguard Scientifics, Inc. Transaction Bonus Plan (the “LTIP”). The purpose of the LTIP is to promote the interests of Safeguard and its shareholders by providing an additional incentive to employees to maximize the value of Safeguard in connection with the execution of the New Strategy.

Under the LTIP, participants may receive awards in connection with sales of Safeguard’s partner company assets (“Sale Transaction(s)”). At the Board’s sole discretion following a Sale Transaction, Safeguard may, but has no obligation to, provide a bonus pool under the LTIP in the amount of 0.5% or 1.0% of the transaction consideration (as defined in the LTIP and set forth below), based on a range of transaction consideration and subject to a minimum amount of transaction consideration. For purposes of the LTIP, “transaction consideration” means, in connection with a Sale Transaction (A) the gross value of all cash, securities and other property actually received by Safeguard, directly or indirectly, from an acquiror and the amount of all indebtedness of Safeguard assumed by the acquiror, directly or indirectly, in connection with the Sale Transaction, minus (B) the sum of (i) all payments reasonably estimated by the Board to be due from Safeguard as a result of the Sale Transaction and (ii) the amount of commissions, fees and expenses payable to Safeguard’s investment bankers and the amount of fees and expenses payable to Safeguard’s professional advisors in connection with the Sale Transaction.

All current officers and employees of Safeguard are eligible to participate in the LTIP, provided that they remain employed by Safeguard through at least July 31, 2018. The Board, in its sole discretion, will determine the participants to whom awards are granted under the LTIP, and the amounts of the awards relating to the bonus pool, if any.

The Committee also awarded, to all holders of performance unit and stock unit awards previously granted under Safeguard’s 2014 Equity Compensation Plan (the “Plan”), dividend equivalents relating to such awards. The Committee awarded such dividend equivalents, meaning amounts determined by multiplying (i) the number of shares of Company stock or stock units subject to an award under the Plan by (ii) the per-share extraordinary dividend or distribution paid by Safeguard on its stock as described in Section 5(c) of the Plan (“Dividend Equivalents”), to grantees to the extent the grantees held any of the following awards under the Plan: (1) stock units that have not yet been vested and distributed, and (2) performance units that have not yet been vested and distributed. The Dividend Equivalents are subject to the same vesting terms and other conditions of the existing awards and will be governed by the terms of the existing award and the Plan.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Safeguard’s Annual Report on Form 10-K for fiscal year 2017 and Safeguard’s proxy statement for its 2018 annual meeting of shareholders.

Members of the Compensation Committee:

Julie A. Dobson, Chairperson

Stephen Fisher	George F. MacKenzie, Jr.	John J. Roberts

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EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended December 31, 2017, 2016 and 2015

The table below is a summary of total compensation paid to or earned by our named executive officers for the fiscal years ended December 31, 2017, 2016, and 2015. At December 31, 2017, there were three individuals serving as named executive officers of Safeguard.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Stephen T. Zarrilli	2017	580,000	—	640,292	—	522,000	—	19,254	1,761,546
President and Chief	2016	580,000	175,000	1,007,718	—	605,520	—	19,101	2,387,339
Executive Officer	2015	550,000	—	729,748	—	528,000	—	17,924	1,825,672

Jeffrey B. McGroarty	2017	305,000	—	145,523	—	171,563	18,216	15,330	655,632
Senior Vice President and	2016	305,000	—	229,031	—	199,013	8,655	15,080	756,779
Chief Financial Officer	2015	305,000	—	202,701	—	183,000	950	15,080	706,731

Brian J. Sisko	2017	400,000	—	261,931	—	270,000	11,901	17,900	961,732
Chief Operating Officer,	2016	400,000	—	412,243	—	313,200	5,654	17,650	1,148,747
Executive Vice President and Managing Director	2015	375,000	—	364,868	—	270,000	621	17,521	1,028,010

(1)	The amount reported represents a discretionary bonus awarded by the Compensation Committee for exceptional performance which was outside of the scope of the corporate objectives established under our 2016 Management Incentive Plan (“MIP”). Amounts earned by our named executive officers under each year’s MIP are reported under “Non-Equity Incentive Plan Compensation.” Payment of this discretionary bonus was made in March of 2017.
(2)	Consistent with SEC rules, stock and option awards are required to be valued using the aggregate grant date fair value computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Even though awards may be forfeited, the amounts reported do not reflect this contingency. Amounts reported for these awards do not reflect our accounting expense for these awards during the year and may not represent the amounts that our named executive officers will actually realize from the awards. Whether, and to what extent, our named executive officers realize value will depend on (i) the achievement of the capital-return based vesting criteria associated with certain stock options and PSUs awarded; (ii) our stock price; and (iii) an individual’s continued employment. Vesting of awards held by our named executive officers may be accelerated in certain circumstances as detailed below under “Potential Payments upon Termination or Change in Control.”
(3)	For 2017, the Compensation Committee awarded time-based vesting restricted stock. No PSUs were awarded in 2017. The fair value of the restricted stock is based on $11.3336 per share for awards granted on December 29, 2017, which was the average of the high and low trading prices of a share of our common stock on the grant date. The PSUs issued in 2015 and 2016 are subject to capital-return based vesting criteria and vest based on the aggregate cash produced as a result of monetizations involving certain of our partner companies relative to the amount of cash deployed in connection with such partner companies over a 10-year period, plus allocated overhead, as described in detail under “Compensation Discussion and Analysis –– Long-Term Incentives.” Each PSU entitles a named executive officer to receive one share of Safeguard common stock on or about the date upon which the PSU vests, and, if applicable, cash accruals/payments if the capital returned to Safeguard equals or exceeds 2.25 times the capital deployed plus allocated overhead. No named executive officer may receive any cash amounts beyond the point at which the cash returned to Safeguard equals 3.0 times the capital deployed plus allocated overhead, effectively capping the combined equity and cash incentive payout for such named executive officers at 200%. The grant date fair values for the PSUs included in this column were computed based upon the probable outcome of the performance conditions as of the grant date.
(4)	The amounts reported in this column represent payments made in March 2018 for awards earned under our 2017 Management Incentive Plan, which is described in detail under “Compensation Discussion and Analysis—2017 Compensation Program.”
(5)	For 2017, All Other Compensation includes the following amounts:

Name	401(k) Matching Contribution ($)	Life Insurance Premiums ($)	Group Life Insurance Imputed Income ($)
Stephen T. Zarrilli	13,500	3,432	2,322
Jeffrey B. McGroarty	13,500	1,371	459
Brian J. Sisko	13,500	2,594	1,806

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Our named executive officers also have occasional personal use of tickets to various sporting events at no incremental cost to us and are eligible to receive matching charitable contributions under our program, which is available to all employees, subject to a maximum of $1,500 in matching contributions for each individual for each calendar year.

Each of our current named executive officers has an employment agreement with us that sets his initial base salary and respective initial minimum annual cash incentive target award as follows: Mr. Zarrilli ($340,000 salary; $195,000 target award); Mr. McGroarty ($275,000 salary; $206,250 target award); and Mr. Sisko ($340,000 salary; $250,000 target award). Base salaries and annual cash incentive target awards for each named executive officer, which are reviewed by the Compensation Committee each year, currently exceed these contractual minimum amounts. None of the employment agreements provide for a term of employment and each of our executive officers is an “employee-at-will.” The primary focus of these agreements is to provide our executive officers with severance benefits in the event of a termination of employment involuntarily, without cause or for good reason, or upon a change in control, as described below under “Potential Payments upon Termination or Change in Control.”

The components of compensation reported in the Summary Compensation Table, including an explanation of the amount of salary and cash incentive compensation in proportion to total compensation, are described in detail under “Compensation Discussion and Analysis.”

Grants of Plan-Based Awards — 2017

The following table shows non-equity and equity incentive plan awards and stock awards granted during 2017 to our named executive officers.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Closing Market	Grant Date Fair Value of Stock
Name	Grant Date (2017)	Date of Committee Action (2017)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(2)(3)(4)	Securities Underlying Options (#)	Price of Option Awards ($/Sh)	Price on Date of Grant ($/Sh)	and Option Awards ($)(5)
Stephen T. Zarrilli	07/25	07/25	—	696,000	1,044,000	—	—	—	—	—	—	—	—
	12/29	12/29	—	—	—	—	—	—	56,495	—	—	—	640,292

Jeffrey B. McGroarty	07/25	07/25	—	228,750	343,125	—	—	—	—	—	—	—	—
	12/29	12/29	—	—	—	—	—	—	12,840	—	—	—	145,523

Brian J. Sisko	07/25	07/25	—	360,000	540,000	—	—	—	—	—	—	—	—
	12/29	12/29	—	—	—	—	—	—	23,111	—	—	—	261,931

(1)	These awards were made under our 2017 MIP. There were no mandatory minimum awards payable under our 2017 MIP and the maximum awards payable were 150% of the target amounts. The amounts in the table represent payouts that might have been achieved based on performance at target or maximum performance levels. Actual payments under these awards, which have already been determined and were paid in March 2018, are included for 2017 in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	The vesting of equity awards may be accelerated upon death, permanent disability, retirement on or after 65th birthday, termination of employment for good reason or without cause, or termination of employment in connection with a change in control. Further information regarding the equity awards that are subject to acceleration of vesting in each circumstance can be found below under “Potential Payments upon Termination or Change in Control.”

(3)	The aggregate 2017 long-term incentive value of the grants made to each of our named executive officers was as follows: Mr. Zarrilli – $660,000; Mr. McGroarty – $150,000; and Mr. Sisko – $270,000. The number of shares of restricted stock awarded to each of our named executive officers was determined by dividing each such value by the average closing price of a share of our common stock on the NYSE composite tape for the 20 consecutive trading days immediately preceding the grant date, which was $11.6825.

(4)	The restricted stock vests as to 25% of the underlying shares on March 1, 2019, and as to the remaining 75% of the underlying shares in 12 equal quarterly installments commencing on March 15, 2019, and on the fifteenth day of each June, September, December, and March thereafter. The restricted stock was granted under our 2014 Equity Compensation Plan.

(5)	The amounts in this column represent the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The assumptions used by us in calculating these amounts are incorporated by reference to Note 7 to our Consolidated Financial Statements in our Annual Report on Form 10-K.

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Outstanding Equity Awards at Fiscal Year-End — 2017

The following table shows the equity awards we have made to our named executive officers that were outstanding at December 31, 2017.

		Option Awards						Stock Awards
											Equity Incentive
				Equity Incentive					Market	Equity Incentive	Plan Awards:
				Plan Awards:				Number	Value of	Plan Awards:	Market or
		Number of	Number of	Number of				of Shares	Shares or	Number of	Payout Value of
		Securities	Securities	Securities				or Units	Units of	Unearned	Unearned
		Underlying	Underlying	Underlying				of Stock	Stock	Shares, Units or	Shares, Units or
		Unexercised	Unexercised	Unexercised		Option		That	That Have	Other Rights	Other Rights
		Options	Options	Unearned		Exercise	Option	Have Not	Not	That Have Not	That Have Not
	Grant	(#)(1)	(#)(1)(2)	Options		Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	Exercisable	Unexercisable	(#)(2)		($)	Date	(#)(2)(3)	($)(4)	(#)(2)(5)	($)(4)
Stephen T.	10/30/09	—	—	10,875	(6)	9.825	10/30/19	—	—	—	—
Zarrilli	10/30/09	—	—	—		—	—	—	—	7,250	81,200
	11/05/10	3,755	—	—		15.105	11/05/18	—	—	—	—
	11/05/10	—	—	11,265	(6)	15.105	11/05/20	—	—	—	—
	11/05/10	—	—	—		—	—	—	—	5,630	63,056
	09/30/11	4,914	—	—		15.070	09/30/19	—	—	—	—
	09/30/11	453	—	14,288	(6)	15.070	09/30/21	—	—	—	—
	09/30/11	—	—	—		—	—	—	—	7,144	80,013
	10/02/12	4,789	—	—		15.435	10/02/20	—	—	—	—
	10/02/12	—	—	14,368	(6)	15.435	10/02/22	—	—	—	—
	10/02/12	—	—	—		—	—	—	—	7,184	80,461
	12/05/12	19,813	—	—		13.890	12/05/20	—	—	—	—
	12/05/12	—	—	59,437	(6)	13.890	12/05/22	—	—	—	—
	12/05/12	—	—	—		—	—	—	—	29,719	332,853
	10/31/13	—	—	—		—	—	—	—	24,745	277,144
	12/31/14	—	—	—		—	—	3,004	33,645	24,037	269,214
	12/31/15	—	—	—		—	—	10,090	113,008	40,359	452,021
	12/30/16	—	—	—		—	—	29,914	335,037	59,827	670,062
	12/29/17	—	—	—		—	—	56,495	632,744	—	—
Jeffrey B.	10/30/09	—	—	2,625	(6)	9.825	10/30/19	—	—	—	—
McGroarty	10/30/09	—	—	—		—	—	—	—	1,750	19,600
	11/05/10	875	—	—		15.105	11/05/18	—	—	—	—
	11/05/10	—	—	2,625	(6)	15.105	11/05/20	—	—	—	—
	11/05/10	—	—	—		—	—	—	—	1,313	14,706
	09/30/11	875	—	—		15.070	09/30/19	—	—	—	—
	09/30/11	81	—	2,544	(6)	15.070	09/30/21	—	—	—	—
	09/30/11	—	—	—		—	—	—	—	1,273	14,258
	10/02/12	875	—	—		15.435	10/02/20	—	—	—	—
	10/02/12	—	—	2,625	(6)	15.435	10/02/22	—	—	—	—
	10/02/12	—	—	—		—	—	—	—	1,313	14,706
	12/05/12	1,800	—	—		13.890	12/05/20	—	—	—	—
	12/05/12	—	—	5,400	(6)	13.890	12/05/22	—	—	—	—
	12/05/12	—	—	—		—	—	—	—	2,700	30,240
	10/31/13	—	—	—		—	—	—	—	6,748	75,578
	12/31/14	—	—	—		—	—	851	9,531	6,807	76,238
	12/31/15	—	—	—		—	—	2,802	31,382	11,211	125,563
	12/30/16	—	—	—		—	—	6,799	76,149	13,597	152,286
	12/29/17	—	—	—		—	—	12,840	143,808	—	—

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		Option Awards						Stock Awards
											Equity Incentive
				Equity Incentive					Market	Equity Incentive	Plan Awards:
				Plan Awards:				Number	Value of	Plan Awards:	Market or
		Number of	Number of	Number of				of Shares	Shares or	Number of	Payout Value of
		Securities	Securities	Securities				or Units	Units of	Unearned	Unearned
		Underlying	Underlying	Underlying				of Stock	Stock	Shares, Units or	Shares, Units or
		Unexercised	Unexercised	Unexercised		Option		That	That Have	Other Rights	Other Rights
		Options	Options	Unearned		Exercise	Option	Have Not	Not	That Have Not	That Have Not
	Grant	(#)(1)	(#)(1)(2)	Options		Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	Exercisable	Unexercisable	(#)(2)		($)	Date	(#)(2)(3)	($)(4)	(#)(2)(5)	($)(4)
Brian J.	10/30/09	—	—	10,875	(6)	9.825	10/30/19	—	—	—	—
Sisko	10/30/09	—	—	—		—	—	—	—	7,250	81,200
	11/05/10	3,755	—	—		15.105	11/05/18	—	—	—	—
	11/05/10	—	—	11,265	(6)	15.105	11/05/20	—	—	—	—
	11/05/10	—	—	—		—	—	—	—	5,630	63,056
	09/30/11	3,879	—	—		15.070	09/30/19	—	—	—	—
	09/30/11	358	—	11,280	(6)	15.070	09/30/21	—	—	—	—
	09/30/11	—	—	—		—	—	—	—	5,640	63,168
	10/02/12	3,672	—	—		15.435	10/02/20	—	—	—	—
	10/02/12	—	—	11,015	(6)	15.435	10/02/22	—	—	—	—
	10/02/12	—	—	—		—	—	—	—	5,508	61,690
	12/05/12	810	—	—		13.890	12/05/20	—	—	—	—
	12/05/12	—	—	2,430	(6)	13.890	12/05/22	—	—	—	—
	12/05/12	—	—	—		—	—	—	—	1,215	13,608
	10/31/13	—	—	—		—	—	—	—	12,373	138,578
	12/31/14	—	—	—		—	—	1,368	15,322	10,945	122,584
	12/31/15	—	—	—		—	—	5,045	56,504	20,179	226,005
	12/31/16	—	—	—		—	—	12,237	137,054	24,475	274,120
	12/29/17	—	—	—		—	—	23,111	258,843	—	—

(1)	Unless otherwise identified by footnote, options are subject to time-based vesting, with 25% of the underlying shares vesting on the first anniversary date of the grant date and the remaining underlying shares vesting in 36 equal installments each month thereafter.

(2)	Vesting of equity awards may be accelerated upon death, permanent disability, retirement on or after 65th birthday, termination of employment for good reason or without cause, or termination of employment in connection with a change in control. Further information regarding the equity awards that are subject to acceleration of vesting in each circumstance can be found below under “Potential Payments upon Termination or Change in Control.”

(3)	The shares included in this column vest as follows: (i) awards granted before 2013 vest 25% on the first anniversary date of the grant date, with the remaining 75% of the shares vesting in equal monthly installments over the next 36 months thereafter; (ii) awards granted in 2013 vest 25% on the fifteenth day of the month following the first anniversary of the grant date, with the remaining 75% of the shares vesting in equal monthly installments over the next 36 months thereafter; and (iii) awards granted in 2014, 2015, 2016 and 2017 vest 25% on March 1 in the second calendar year following the grant and in 12 equal quarterly installments commencing on March 15 in the second calendar year following the grant and on the fifteenth day of each June, September, December, and March thereafter.

(4)	Under SEC rules, the value is calculated based on the year-end closing stock price of $11.20, as reported on the NYSE composite tape, multiplied by the number of shares or the number of shares of stock underlying the PSUs that have not vested.

(5)	The PSUs included in this column are subject to capital-return based vesting and vest based on the aggregate cash produced as a result of monetizations involving certain of our partner companies relative to the amount of cash deployed in connection with such partner companies over a 10-year period, as described in detail under “Compensation Discussion and Analysis –– Long-Term Incentives.” The capital-return based vesting for the PSUs included in this column is tied to the following partner companies: (i) for the 2009, 2011, 2014, 2015 and 2016 grants, those partner companies into which we first deployed capital during the preceding 12 months; (ii) for the 2010 and 2012 grants, those partner companies into which we first deployed capital during the preceding 24 months; and (iii) for the 2013 grants, those partner companies into which we first deployed capital during the period November 2012 through December 2013. Each PSU entitles a named executive officer to receive one share of Safeguard common stock on or about the date upon which the PSU vests, and, for PSUs awarded in 2014, 2015 and 2016, cash accruals/payments if the capital returned to Safeguard exceeds 2.0 times the capital deployed plus allocated overhead. No named executive officer may receive any cash amounts relating to the 2014, 2015 and 2016 PSUs, respectively, beyond the point at which the cash returned to Safeguard equals 3.0 times capital deployed (plus allocated overhead), effectively capping the combined equity and cash incentive payout for such named executive officers at 200%. Notwithstanding the above, so as to ensure against the unlikely possibility that grants could, in theory, vest quickly if cash proceeds relating to a particular pool are achieved very soon after the equity grant date, the Committee required, beginning in 2014, that none of such equity may vest (or cash amounts be paid) more quickly than based upon the following schedule following grant: March 15 in the second calendar year following the grant - 25%; each semi-annual anniversary of the grant thereafter through March 15 in the fifth calendar year following the grant - 12 ½% increments.

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(6)	These options are subject to capital-return based vesting and vest based on the aggregate cash produced as a result of monetizations involving certain of our partner companies relative to the amount of cash deployed in connection with such partner companies, as described in detail under “Compensation Discussion and Analysis –– Long-Term Incentives.” The capital-return based vesting for the options is tied to the following partner companies: (i) for the 2009 and 2011 grants, those partner companies into which we first deployed capital during the preceding 12 months; and (ii) for the 2010 and 2012 grants, those partner companies into which we first deployed capital during the preceding 24 months.

Option Exercises and Stock Vested — 2017

The following table shows stock options that were exercised by our named executive officers during 2017 and restricted stock awards that vested during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Stephen T. Zarrilli	3,625	9,697	14,985	184,420
Jeffrey B. McGroarty	875	3,609	4,169	51,300
Brian J. Sisko	3,625	7,250	7,358	90,591

(1)	The value realized on exercise is determined by multiplying the number of shares acquired on exercise by the difference between the exercise price and the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE consolidated tape, on the exercise date, or, for those shares that were sold upon exercise of the options, the difference between the sales price of the shares underlying the options exercised and the applicable exercise price of those options.

(2)	The value realized on vesting is determined by multiplying the number of shares vested by the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE consolidated tape, on each vesting date.

Nonqualified Deferred Compensation — 2017

In 2003, Safeguard adopted an Executive Deferred Compensation Plan, which is a nonqualified, unfunded plan that provided for a designated group of employees to obtain credits in the form of Safeguard contributions that were allocated to accounts for the benefit of each participant. Participants were not able to defer compensation under the plan. This plan was adopted in order to approximate matching contributions under our 401(k) plan which, based upon the terms and structure of our 401(k) plan, were not available to our most highly compensated personnel.

During 2008, the Compensation Committee approved a change to our 401(k) plan which allowed matching contributions for all of our employees beginning in 2009. Therefore, no contributions have been made to this plan since 2009, and we do not expect to make any future contributions under this plan. Amounts accrued for prior periods will remain credited, and earnings on those prior amounts will continue to be credited, to prior participants in accordance with the terms of the plan.

Lump sum distributions of the vested balance in a named executive officer’s account are made six months following termination.

A committee appointed by Safeguard’s Board selects the funds or indices that are used for purposes of calculating the earnings that are credited to each participant’s account based on a notional investment in the selected funds or indices. Since July 2011, we have calculated earnings based on the performance of the notional investment in the Vanguard 500 Index Admiral Fund (VFIAX), one of the investment choices available to participants in our 401(k) plan. The committee, in its discretion, may replace this fund and add new funds.

The following table shows earnings during 2017 and account balances at December 31, 2017, for our named executive officers.

Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Stephen T. Zarrilli	—	—	—	—
Jeffrey B. McGroarty	—	18,216	—	97,584
Brian J. Sisko	—	11,901	—	63,752

(1)	Earnings in the last fiscal year are included in the Summary Compensation Table under “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

(2)	The balance in each named executive officer’s account consists of contributions credited by us and notional accrued gains or losses. At December 31, 2017, each of our named executive officers was fully vested.

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CEO Pay Ratio – 7.3:1

The Committee reviewed a comparison of our President and Chief Executive Officer’s annual total compensation in 2017 to that of all other Safeguard employees for the same period. The calculation of annual total compensation of all employees was determined based on base salary received in 2017 and payment received under the Management Incentive Program for performance in 2017 (which was paid in March 2018):

Our calculation includes all employees as of November 30, 2017.

We determined our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all employees except for the CEO from lowest to highest (a list of 26 employees) and (iii) because we have an even number of employees when not including the CEO, determining the average of the annual total compensation of the two employees ranked 13th and 14th on the list (the “Median Employee”).

Following the same methodology used to calculate “Total ($)” for our President and Chief Executive Officer as shown in the “Summary Compensation Table” of this proxy statement, the annual total compensation for 2017 for our President and Chief Executive Officer was $1,761,546 and the annual total compensation for 2017 for the Median Employee was $240,276. The resulting ratio of our President and Chief Executive Officer’s pay to the pay of our Median Employee for 2017 is 7.3 to 1.

Potential Payments upon Termination or Change in Control

Agreements with Messrs. Zarrilli, McGroarty, and Sisko

Messrs.  Zarrilli, McGroarty and Sisko each have agreements with us that provide for certain benefits upon termination of employment without cause or for good reason, either involuntarily or in connection with a change in control. Under these agreements, the following definitions apply:

Cause	à

Violation of any of our written policies; appropriation of a material business opportunity of our company; misappropriation of company assets; conviction of a felony or any other crime with respect to which imprisonment is a possible punishment; or breach of any material term of the executive’s employment agreement or any other agreement with, or duty owed to, us or any of our partner companies.

Good Reason	à

A material diminution, without the executive’s consent, in the nature or status of the executive’s position, title, reporting relationship, duties, responsibilities or authority; a material reduction of the executive’s base salary; a material breach by us of the executive’s agreement; the relocation of our principal office by more than 30 to 35 miles (as specified in each individual’s agreement); or an executive’s assignment, without his consent, to be based anywhere other than our principal office.

Change in Control	à

A change in control generally occurs when:

•      A person becomes the beneficial owner of securities having 50% or more of the combined voting power of our securities;

•      Less than a majority of our Board consists of continuing directors (which means a director who either is a member of the Board as of the effective date of the change in control or is nominated or appointed to serve as a director by a majority of the then continuing directors);

•      We are subject to a merger or other business combination transaction as a result of which holders of a majority of our equity securities do not own a majority of the equity securities of the surviving company; or

•      We sell all or substantially all of our assets or are liquidated.

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Payments Made upon Involuntary Termination of Employment without Cause or for Good Reason

Messrs. Zarrilli, McGroarty and Sisko will receive the following benefits upon involuntary termination of employment without cause or for good reason:

•	A lump sum payment equal to 1.5 times the executive’s then current base salary and the executive’s earned prorated bonus for the year of termination;
•	All time-vested stock options will fully vest and remain exercisable for 36 months and vested performance-based stock options will remain exercisable for 12 months (unless any of the options would by their terms expire sooner, in which case they may be exercised at any time prior to expiration);
•	12 months’ continued coverage under our medical, dental, and life insurance plans; and
•	Up to $20,000 for outplacement services or office space.

Payments Made upon a Change in Control or Involuntary Termination of Employment without Cause or for Good Reason in Connection with a Change in Control

Messrs. Zarrilli, McGroarty and Sisko will not be entitled to any other payments or benefits (except those that are provided on a non-discriminatory basis to our employees generally upon termination of employment) unless the change in control is coupled with a loss of employment or a substantial change in job duties as described above.

Upon involuntary termination of employment without cause or for good reason within 18 months following a change in control, our named executive officers will receive the following benefits:

•	A lump sum payment equal to 1.5 times the executive’s then current base salary and the executive’s earned prorated bonus for the year of termination;
•	All time-vested stock options will fully vest and remain exercisable for 36 months and all performance-based stock options that have not otherwise vested will vest and remain exercisable for 24 months (unless any of the options would by their terms expire sooner, in which case they may be exercised at any time prior to expiration);
•	All restricted stock awards and PSUs that have not otherwise vested will vest;
•	12 months’ continued coverage under our medical, dental, and life insurance plans; and
•	Up to $20,000 for outplacement services or office space.

Other Payments Made upon Termination of Employment

Regardless of the manner in which a named executive officer’s employment terminates, he also generally will receive payments and benefits that are provided on a non-discriminatory basis to our employees upon termination of employment, including the following:

•	Amounts earned during his term of employment;
•	Upon his death, disability or voluntary termination of employment, his accrued unused vacation pay;
•	Amounts contributed by us for the year of termination under our 401(k) plan (if he has completed the required hours of service, if any, and is an employee on the date as of which we make a contribution);
•	Distribution of accrued and vested plan balances under our 401(k) plan and nonqualified deferred compensation plan;
•	Reimbursement of eligible dental expenses for services incurred prior to termination;
•	Upon his death, disability or retirement on or after his 65th birthday, accelerated vesting of stock options subject to time-based vesting that have not otherwise vested and extension of the post-termination exercise period for all stock options from 90 days to 12 months; and
•	Upon his death or disability, payment of benefits under our other broad-based employee benefit programs, including short-term and long-term disability plans, life insurance program, accidental death and dismemberment plan and business travel insurance plan, as applicable.

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The following table shows the potential incremental payments and benefits which our named executive officers would have been entitled to receive upon termination of employment in each situation listed in the table below under their respective agreements and our broad-based employee benefit programs. The amounts shown do not include certain payments and benefits available generally to salaried employees upon termination of employment, such as distributions from our 401(k) and deferred compensation plans. The amounts shown in the table are based on an assumed termination as of December 31, 2017, and represent estimates of the maximum incremental amounts and benefits that would have been paid to each executive upon his termination which we have calculated: (i) by assuming each executive officer would have been entitled to his respective 2016 annualized target incentive award for the full year; and (ii) by using our 2017 premium costs for calculating the value of the health and welfare benefits. The actual amounts to be paid to each executive would depend on the time and circumstances of an executive’s separation from Safeguard. On April 6, 2018, Safeguard announced that it promoted Mr. Sisko to the position of President and Chief Executive Officer, effective as of July 1, 2018, to succeed Mr. Zarrilli. Mr. Zarrilli will act as a special advisor to Safeguard through September 30, 2018 and then retire. In addition, Mr. McGroarty, will depart from Safeguard, effective June 30, 2018. David Kille, currently Safeguard’s Corporate Controller, will assume the role of Chief Financial Officer, effective June 1, 2018. In connection with the foregoing announcement, Safeguard entered into certain compensatory arrangements with such officers. See our Current Report on Form 8-K filed on April 10, 2018 for a description of these compensatory arrangements.

			Life Insurance	Health
			Proceeds or	and		Total
		Salary and	Disability	Welfare	Acceleration of	Termination
		Bonus	Income	Benefits	Equity Awards	Benefits
		($)	($)	($)	($)(1)	($)
Stephen T. Zarrilli
•	Normal Retirement (65+)	—	—	—	—	—
•	Permanent disability	—	2,548,400	—	—	2,548,400
•	Death	—	1,500,000	—	—	1,500,000
•	Involuntary termination without cause or for good reason	1,566,000	—	34,933	—	1,600,933
•	Change-in-control termination, involuntarily or for good reason	1,566,000	—	34,933	3,435,411	5,036,344
Jeffrey B. McGroarty
•	Normal Retirement (65+)	—	—	—	—	—
•	Permanent disability	—	3,082,483	—	—	3,082,483
•	Death	—	1,055,000	—	—	1,055,000
•	Involuntary termination without cause or for good reason	686,250	—	35,586	—	721,836
•	Change-in-control termination, involuntarily or for good reason	686,250	—	35,586	787,654	1,509,490
Brian J. Sisko
•	Normal Retirement (65+)	—	—	—	—	—
•	Permanent disability	—	1,950,600	—	—	1,950,600
•	Death	—	1,150,000	—	—	1,150,000
•	Involuntary termination without cause or for good reason	960,000	—	30,495	—	990,495
•	Change-in-control termination, involuntarily or for good reason	960,000	—	30,495	1,526,685	2,517,180

(1)	Under SEC rules, the value related to the acceleration of equity awards in each scenario is calculated as of December 31, 2017, based on (i) the number of shares underlying stock options for which vesting would have been accelerated, multiplied by the difference between our year-end closing stock price, as reported on the NYSE composite tape, and the exercise price of stock options for which vesting would have been accelerated; (ii) for restricted stock awards, the number of shares for which vesting would have been accelerated, multiplied by our year-end closing stock price, as reported on the NYSE composite tape; and (iii) for PSUs, the number of shares underlying PSUs for which vesting would have been accelerated, multiplied by our year-end closing stock price, as reported on the NYSE composite tape.

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PROPOSAL NO. 4 – RATIFICATION OF THE AUDIT COMMITTEE’S
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, composed entirely of independent, non-employee members of the Board, approved the appointment of KPMG LLP (“KPMG”) as Safeguard’s independent registered public accounting firm for the 2018 fiscal year, and the Board has recommended that our shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee may reconsider its recommendation and may retain KPMG or another accounting firm without resubmitting the matter to shareholders. Even if the shareholders ratify the appointment of KPMG, the Audit Committee may select another firm if it determines such selection to be in the best interests of Safeguard and its shareholders.

Services provided to Safeguard and its subsidiaries by KPMG in fiscal year 2017 and fiscal year 2016 are described below under “Independent Registered Public Accounting Firm — Audit Fees.” Representatives of KPMG are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the proposal.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “FOR” the proposal to ratify the appointment of KPMG as Safeguard’s independent registered public accounting firm for the 2018 fiscal year.

Independent Registered Public Accounting Firm — Audit Fees

The following table presents fees for professional services rendered by KPMG for the audit of Safeguard’s consolidated financial statements for fiscal year 2017 and fiscal year 2016 and fees billed for audit-related services, tax services and all other services rendered by KPMG for fiscal year 2017 and fiscal year 2016. This table includes fees billed to Safeguard’s consolidated subsidiaries for services rendered by KPMG.

	2017	2016
Audit Fees (1)	$742,000	$676,250
Audit-Related Fees	—	—
Tax Fees (2)	91,350	87,000
All Other Fees	—	—
Total	$833,350	$763,250

(1)	Audit fees include the aggregate fees for professional services rendered in connection with the audit of the consolidated financial statements included in our Annual Report on Form 10-K, the review of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, services performed relating to consents and consultations and KPMG’s assurance services provided in connection with the assessment and testing of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Tax fees include the aggregate fees billed by KPMG for tax consultation and tax compliance services.

The Audit Committee pre-approves each service to be performed by KPMG at its regularly scheduled meetings. For any service that may require pre-approval between regularly scheduled meetings, the Audit Committee has delegated to the Chairperson of the Audit Committee the authority to pre-approve services not prohibited by law to be performed by Safeguard’s independent registered public accounting firm and associated fees up to a maximum of $100,000, and the Chairperson communicates such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its responsibilities regarding general oversight of the integrity of Safeguard’s consolidated financial statements, Safeguard’s compliance with legal and regulatory requirements, the performance of Safeguard’s internal audit function, review and approval of related party transactions and the performance, qualifications and independence of Safeguard’s independent registered public accounting firm.

Safeguard’s management has primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of Safeguard’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. Safeguard’s independent registered public accounting firm is responsible for auditing those consolidated financial statements and issuing opinions as to the conformity of Safeguard’s audited consolidated financial statements with U.S. generally accepted accounting principles and the effectiveness of Safeguard’s internal control over financial reporting based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Throughout the year, the Audit Committee regularly meets with management of Safeguard, Safeguard’s independent registered public accounting firm and Safeguard’s internal auditor. The Audit Committee also regularly meets with each of these groups separately in closed sessions. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee reviewed Safeguard’s audited consolidated financial statements for fiscal year 2017 and met and held discussions with management and KPMG regarding the audited consolidated financial statements.

2.	The Audit Committee discussed with KPMG the matters required to be discussed by Auditing Standard No. 16 (now known as PCAOB Auditing Standard 1301), as adopted by the Public Company Accounting Oversight Board.

3.	The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and discussed with KPMG its independence.

4.	Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Safeguard’s Annual Report on Form 10-K for fiscal year 2017.

Members of the Audit Committee:

George F. MacKenzie, Jr., Chairperson

Stephen Fisher	Maureen F. Morrison	John J. Roberts

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND OFFICERS

The following table shows the number of shares of Safeguard common stock beneficially owned as of April 25, 2018 (unless otherwise indicated), by each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, our directors, persons named in the Summary Compensation Table in this proxy statement and our directors and executive officers as a group. For purposes of reporting total beneficial ownership, shares that may be acquired within 60 days of April 25, 2018 through the exercise of Safeguard stock options are included. On April 25, 2018, there were 20,560,746 shares of common stock outstanding and 109,871 shares underlying stock options held by executive officers and directors, as a group, that were exercisable within 60 days of April 25, 2018.

	Outstanding Shares Beneficially		Options Exercisable	Shares Beneficially Owned Assuming Exercise of	Percent of Outstanding	Other Stock-Based Holdings (2)
Name	Owned		Within 60 Days	Options	Shares (1)	Vested	Unvested
Ariel Investments, LLC 200 E. Randolph Street Suite 2900 New York, NY 10055	1,501,367		—	1,501,367	7.3%	—	—
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	1,575,085		—	1,575,085	7.7%	—	—
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	1,113,799		—	1,113,799	5.4%	—	—
First Manhattan Co. 399 Park Avenue New York, NY 10022	1,638,254		—	1,638,254	8.0%	—	—
Horton Capital Partners, LLC, Maplewood Partners, LLC and associated shareholders 1717 Arch Street, Suite 3920 Philadelphia, PA 19103	1,055,968	(3)	—	1,055,968	5.1%	—	—
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	1,680,445		—	1,680,445	8.2%	—	—
Julie A. Dobson	16,332		15,000	31,332	*	59,655	309
Stephen Fisher	—		4,167	4,167	*	28,368	1,142
George F. MacKenzie, Jr.	11,250		15,000	26,250	*	42,102	—
Russell D. Glass	—		—	—	*	—	—
Ira M. Lubert	—		—	—	*	—	—
Maureen F. Morrison	—		—	—	*	—	—
John J. Roberts	1,728		10,000	11,728	*	64,153	—
Robert J. Rosenthal	4,156		15,000	19,156	*	43,540	—
Stephen T. Zarrilli	192,608		33,724	226,332	1.1%	—	—
Jeffrey B. McGroarty	43,131		4,506	47,637	*	—	—
Brian J. Sisko	126,181		12,474	138,655	*	—	—
Executive officers and directors as a group (11 persons)	395,386		109,871	505,257	2.5%	237,818	1,451

(1)	Each director and named executive officer has the sole power to vote and to dispose of the shares (other than shares held jointly with an individual’s spouse). An * indicates ownership of less than 1% of the outstanding shares. Shareholding information for Ariel Investments, LLC, BlackRock, Inc., Dimensional Fund Advisors LP, First Manhattan Co., and T. Rowe Price Associates, Inc. is based on information included in the Schedule 13G or Schedule 13G/A filed with the SEC by each such entity as of April 25, 2018.

(2)	The shares in this column represent DSUs that have been credited to each individual, inclusive of any applicable matching DSUs credited to such individual as a result of the deferral of director fees. The DSUs, which may not be voted or transferred, are payable, on a one-for-one basis, in shares of Safeguard common stock following an individual’s termination of service on the Board. See “Corporate Governance and Board Matters – Board Compensation.”

(3)	These securities are beneficially held by the following persons as reported on a Schedule 13D/A filed with the SEC on April 24, 2018. Horton Capital Management, LLC (1,045,870), Joseph M. Manko, Jr. (1,045,870), Maplewood Advisors IM, LLC (1,022,665), Maplewood Partners, LLC (1,022,665), Darren C. Wallis (1,022,665), Horton Capital Partners, LLC (741,148), Sierra Capital Investments, LP (707,845), Maplewood Global Partners, LLC (707,845), AVI Capital Partners, LP (10,098), Horton Capital Partners Fund, LP (33,303), Maplewood Advisors GP, LLC (10,098), Russell D. Glass (0), Ira M. Lubert (0), Paul McNulty (0).

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater than 10% holders of our common stock to file with the SEC reports of ownership of our securities and changes in ownership of our securities. Based solely on our review of the copies of reports we have received and upon written representations from the reporting persons that no Form 5 reports were required to be filed by those persons, Safeguard believes there were no late filings by our directors and executive officers during 2017. There were no known holders of greater than 10% of our common stock during 2017 who failed to file the required reports.

OTHER MATTERS

Shareholder Proposals and Director Nominations

Shareholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act. To be considered for inclusion in next year’s proxy statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2019 Annual Meeting of Shareholders, shareholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than January 21, 2019. In order to avoid controversy, shareholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also must comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from Safeguard’s proxy materials for the 2019 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Shareholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act. Our Third Amended and Restated Bylaws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement and director nominations. With respect to such shareholder proposals and director nominations intended to be presented at our 2019 Annual Meeting, a shareholder’s advance notice must be in writing, must meet the requirements set forth in our Bylaws and must be delivered to and otherwise received by, our Secretary no earlier than February 20, 2019 and no later than the close of business on March 22, 2019. However, in the event the 2019 Annual Meeting is scheduled to be held on a date before May 21, 2019, or after July 20, 2019, then such advance notice must be received by us not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the annual meeting is first made by Safeguard.

General Requirements. Each proposal submitted must be a proper subject for shareholder action at the annual meeting. The shareholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a shareholder gives notice after the applicable deadlines or otherwise does not satisfy the applicable requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the shareholder will not be permitted to present the proposal or nomination for a vote at the meeting. All proposals must be submitted to:

Safeguard Scientifics, Inc.

Attention: Corporate Secretary

170 North Radnor-Chester Road, Suite 200

Radnor, PA 19087

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act. If a shareholder who wishes to present a proposal before the 2019 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of shareholder proposals and proposed director nominations, the proxies that our Board solicits for the 2019 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the shareholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a shareholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

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Additional Information

Safeguard’s annual report to shareholders for the year ended December 31, 2017, including consolidated financial statements and the related notes thereto and other information with respect to Safeguard and our partner companies, will be made available, together with this proxy statement, on or about May 21, 2018, to shareholders of record as of the close of business on April 27, 2018.

BY ORDER OF THE BOARD OF DIRECTORS

G. Matthew Barnard, Corporate Secretary

May 16, 2018

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aPPENDIX A

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and among

SAFEGUARD SCIENTIFICS, INC.,

COMPUTERSHARE INC.,

and

COMPUTERSHARE TRUST COMPANY, N.A.,

Dated as of February 19, 2018

i

Table of Contents

(continued)

Exhibit A – Form of Statement of Designation of Series B Junior Participating Preferred Stock

Exhibit B - Form of Right Certificate

Exhibit C - Form of Summary of Rights

ii

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated February 19, 2018, by and among Safeguard Scientifics, Inc., a Pennsylvania corporation (the “Company”), Computershare Inc., a Delaware corporation (“Computershare”), and Computershare’s wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries (as hereinafter defined) have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on February 19, 2018, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on March 2, 2018 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.          Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)          “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i)          any Exempt Person;

(ii)         any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii)        any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

(iv)        any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), become the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v)         any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce its Beneficial Ownership to less than 4.99% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

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In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b)          “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c)          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d)          A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)          which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities (including, but not limited to, rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock, except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

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(ii)        which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including, but not limited to, rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii)       which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or

(iv)       to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

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provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e)          “Authorized Person” shall have the meaning set forth in Section 19(b).

(f)           “Board” shall have the meaning set forth in the recitals.

(g)          “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h)          “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)          “Code” shall mean the Internal Revenue Code of 1986 as amended.

(j)          “Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.10 par value per share) of the Company. “Common Stock,” when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock,” when used with reference to any Person not organized in corporate form, shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(k)          “Company” shall have the meaning set forth in the preamble.

(l)          “Computershare” shall have the meaning set forth in the preamble.

(m)         “Current Market Price” shall have the meaning set forth in Section 11(d).

(n)          “Current Value” shall have the meaning set forth in Section 11(a)(iii).

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(o)          “Distribution Date” shall have the meaning set forth in Section 3(a).

(p)          “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(q)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(r)          “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(s)          “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(t)          “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(u)          “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward.

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(v)         “Final Expiration Date” shall mean February 19, 2021.

(w)         “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(x)          “NYSE” shall mean the New York Stock Exchange.

(y)          “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(z)          “Preferred Stock” shall mean shares of Series B Junior Participating Cumulative Preferred Stock, par value $0.10 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Statement of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series B Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

(aa)        “Purchase Price” shall have the meaning set forth in Section 7(b).

(bb)        “Record Date” shall have the meaning set forth in the recitals.

(cc)        “Redemption Price” shall have the meaning set forth in Section 22(a).

(dd)        “Right” shall have the meaning set forth in the recitals.

(ee)        “Rights Agent” shall have the meaning set forth in the preamble.

(ff)         “Right Certificate” shall have the meaning set forth in Section 3(a).

(gg)        “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(hh)        “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(ii)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(jj)         “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(kk)        “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

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(ll)         “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(mm)      “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(nn)       “Summary of Rights” shall have the meaning set forth in Section 3(b).

(oo)        “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(pp)       “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(qq)       “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(rr)         “Triggering Event” shall mean any Section 11(a)(ii) Event.

(ss)        “Trust” shall have the meaning set forth in Section 23(a).

(tt)         “Trust Agreement” shall have the meaning set forth in Section 23(a).

(uu)       “Unit” shall have the meaning set forth in the recitals.

Section 2.          Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

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Section 3.          Issuance of Right Certificates.

(a)          Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)          Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c)          Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d)          Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

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“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Safeguard Scientifics, Inc. Computershare Inc., and Computershare Trust Company, N.A. (collectively, as Rights Agent) or any successor rights agent, dated as of February 19, 2018, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.          Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)          The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

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(b)          Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date Beneficially Owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it a legend in substantially the following form:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between Safeguard Scientifics, Inc., Computershare Inc. and Computershare Trust Company, N.A., (collectively, as Rights Agent), or any successor rights agent, dated as of February 19, 2018, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5.          Countersignature and Registration.

(a)          The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)          Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

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Section 6.          Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)          Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in a writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b)          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7.          Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)          Subject to Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

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(b)          The purchase price shall initially be $25.00 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c)          Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units’ certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

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(d)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e)          Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8.          Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9.          Reservation and Availability of Shares of Preferred Stock.

(a)          The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b)          The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c)          The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

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(d)          The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.         Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.         Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

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(a)          (i)          In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)         In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty (60) calendar days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

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(iii)        In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Second Amended and Restated Articles of Incorporation, as amended, but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Second Amended and Restated Articles of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 calendar days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 calendar day period set forth above may be extended to the extent necessary, but not more than 120 calendar days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Share Equivalents (such 50 calendar day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

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(b)          In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

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(c)          In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)          (i)          For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11(d)(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii)         For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)          Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f)          If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

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(g)          All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)          Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)          The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

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(j)          Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k)          Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use its best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)          In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m)          Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such stockholders.

(n)          The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

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(o)          Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.         Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.         Fractional Rights and Fractional Shares.

(a)          The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b)          The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

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(c)          The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d)          Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14.         Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company hereunder.

Section 15.         Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b)          from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

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(c)          subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)          notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16.         Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.         Concerning the Rights Agent.

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b)          The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by a final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

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(c)          The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common Stock or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction) will be limited to the amount of fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

Section 18.         Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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(b)          In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19.         Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b)          Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company (each an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d)          The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e)          The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Authorized Officer, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to Section 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer.

(h)          The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i)          If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

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(k)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(l)           The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m)          The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n)          The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o)          The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

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Section 20.         Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company and, to the extent the Rights Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by first-class mail, postage prepaid. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 calendar days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose, provided that such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21.         Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

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Section 22.         Redemption.

(a)          The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b)          Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

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Section 23.         Exchange.

(a)          The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b)          Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)          In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

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(d)          The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24.         Notice of Proposed Actions.

(a)          In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 calendar days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)          In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25.         Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

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Safeguard Scientifics, Inc.

170 North Radnor-Chester Road, Suite 200

Radnor, PA 19087

Attention: Brian J. Sisko, Esq.

Chief Operating Officer, Executive Vice President and Managing Director

Fax: (610) 482-9105

with copies (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Attention: Richard B. Aldridge, Esq.

Fax: (215) 963.5001

and

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Attention: Keith E. Gottfried, Esq.

Fax: (202) 739-3001

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Computershare Inc.

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

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Section 26.         Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including, without limitation, amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an Authorized Officer which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement and no supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date.

Section 27.         Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.         Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.         Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed, in all respects, including validity, interpretation and effect, in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state; provided, however, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

Section 30.         Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

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Section 31.         Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

Section 32.         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 33.         Determination and Actions by the Board, etc. Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34.         Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

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Section 35.         Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SAFEGUARD SCIENTIFICS, INC.

By:	/s/ Brian J. Sisko
Name:	Brian J. Sisko
Title:	Chief Operating Officer, Executive Vice
President and Managing Director

RIGHTS AGENT:

COMPUTERSHARE INC.

By:	/s/ Michael J. Lang
Name:	Michael J. Lang
Title:	Senior Vice President

COMPUTERSHARE TRUST COMPANY, N.A.,

By:	/s/ Michael J. Lang
Name:	Michael J. Lang
Title:	Senior Vice President

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

STATEMENT OF DESIGNATION

OF

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

OF

SAFEGUARD SCIENTIFICS, INC.

(Pursuant to Section 1522 of the Pennsylvania Business Corporation Law)

Safeguard Scientifics, Inc. (the “Corporation”), a corporation organized and existing under the Business Corporation Law of the Commonwealth of Pennsylvania, as amended (the “PBCL”), hereby certifies that, pursuant to the authority granted by Article 5th of the Second Amended and Restated Articles of Incorporation of the Corporation, as amended (the “Restated Articles of Incorporation”), and in accordance with Section 1522 of the PBCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on February 19, 2018, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series B Junior Participating Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Articles of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series B Junior Participating Stock are as follows:

1.          Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series B Preferred Stock; provided, further, that if more than a total of 100,000 shares of Series B Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Section 382 Tax Benefits Preservation Plan, dated as of February 19, 2018, by and among the Corporation, Computershare Inc. and Computershare Trust Company, N.A. (collectively, as Rights Agent), the Board of Directors of the Corporation, pursuant to Section 1522 of the PBCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 1506 of the PBCL, providing for the total number of shares of Series B Preferred Stock authorized to be issued to be increased (to the extent that the Restated Articles of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

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2.            Dividends and Distributions.

(a)          Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of the Series B Preferred Stock, in preference to the holders of common stock, par value $0.10 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series B Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

A-2

(b)          The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series B Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c)          Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3.            Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(a)          Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Articles of Incorporation or required by law, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

A-3

(b)          Except as otherwise provided herein, in the Restated Articles of Incorporation or in any other Statement of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)          (i)          If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series B Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series B Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 calendar days of the occurrence of such arrearage.

(ii)         During any period when the holders of Series B Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series B Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii)        A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series B Preferred Stock entitled to vote in an election of such Director.

(iv)        If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series B Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series B Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 calendar days of the occurrence of such vacancy.

A-4

(v)         At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series B Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series B Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series B Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d)          Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.            Certain Restrictions.

(a)          Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)          declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)         declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)        redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv)        redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

A-5

(b)          The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.            Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Incorporation, or in any other Statement of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6.            Liquidation, Dissolution or Winding Up.

(a)          Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

A-6

(b)          Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.            Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series B Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

8.            No Redemption. The shares of Series B Preferred Stock shall not be redeemable from any holder.

A-7

9.            Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series B Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10.         Amendment. At such time as any shares of Series B Preferred Stock are outstanding, if any proposed amendment to the Restated Articles of Incorporation (including this Statement of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then the holders of the Series B Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series B Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the PBCL.

11.         Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Statement of Designation on the 19th day of February 2018.

SAFEGUARD SCIENTIFICS, INC.

By:
Name:
Title:

Attest:

__________________________________

______________, Secretary

A-8

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	_________Rights

NOT EXERCISABLE AFTER FEBRUARY 19, 2021, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

SAFEGUARD SCIENTIFICS, INC.

This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of February 19, 2018, as amended, restated, renewed or extended from time to time (the “Plan”) between Safeguard Scientifics, Inc., a Pennsylvania corporation (“Company”), Computershare Inc. and Computershare Trust Company, N.A. (collectively as, “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on February 19, 2021, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Cumulative Preferred Stock, par value $0.10 per share, of the Company (a “Unit”), at a purchase price of $25.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 20___, based on the Units as constituted at such date.

B-1

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to stockholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

B-2

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

B-3

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of __________ __, ____.

SAFEGUARD SCIENTIFICS, INC.

By:
Name:
Title:

Countersigned:

Rights Agent:

COMPUTERSHARE INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.,

By:
Name:
Title:

B-4

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         the Rights evidenced by this Right Certificate

☐ are

☐ are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)         after due inquiry and to the best knowledge of the undersigned, the undersigned

☐ did

☐ did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-6

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: SAFEGUARD SCIENTIFICS, INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-7

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         the Rights evidenced by this Right Certificate

☐ are

☐ are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)         after due inquiry and to the best knowledge of the undersigned, the undersigned

☐ did

☐ did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

B-8

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

SAFEGUARD SCIENTIFICS, INC.

SUMMARY OF THE TERMS OF THE RIGHTS
TO PURCHASE UNITS OF PREFERRED STOCK

On February 19, 2018, the Board of Directors (the “Board” or “Board of Directors”) of Safeguard Scientifics, Inc., a Pennsylvania corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.10 per share (the “Common Stock”), of the Company, payable to stockholders of record on March 2, 2018, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock, $0.10 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $25.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) by and among the Company, Computershare Inc. (“Computershare”) and Computershare’s wholly-owned subsidiary, Computershare Trust Company, N.A. (together with Computershare, the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect stockholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

C-1

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of Affiliated or Associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person the consummation of which would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer (the earlier of these dates is called the “Distribution Date”). As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce its beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

C-2

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward, and (vii) the close of business on February 19, 2021.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

C-3

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on February 20, 2018. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

C-4

IMPORTANT ANNUAL MEETING INFORMATION 1. Election of Directors of the Company to serve until the 2019 Annual Meeting of Shareholders. Nominees: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT 01 - Russell D. Glass 02 - Ira M. Lubert 03 - Maureen F. Morrison 04 - John J. Roberts 05 - Robert J. Rosenthal B CUMULATIVE VOTING INSTRUCTIONS: Provide below any instructions with respect to how the undersigned’s shares should be cumulatively voted at the 2018 Annual Meeting, including the number of shares of Common Stock to be voted for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. Unless indicated to the contrary in the space provided below, all cumulative votes of such shareholder will be distributed among the remaining Nominees at the discretion of the proxy holders named herein. To specify different directions with respect to cumulative voting, mark the adjacent box and write your instructions in the space provided below under “CUMULATIVE VOTING INSTRUCTIONS.” For Against Abstain 2. Advisory resolution to approve the compensation of the Company’s named executive officers for the year ended December 31, 2017. 4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. 3. Ratification of the adoption of the Tax Benefits Preservation Plan. For Against Abstain For Against Abstain INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THE NUMBER(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S). Unless you specify different directions with respect to cumulative voting (which directions may include withholding authority to cumulate votes with respect to one or more Nominees) and mark the corresponding box below, this proxy authorizes the herein named attorneys and proxies, their substitutes, or any of them to cumulate votes that the undersigned is entitled to cast at the 2018 Annual Meeting at the discretion of the proxy holders. Accordingly, unless otherwise instructed in accordance with the foregoing, the shares represented by this proxy will be voted cumulatively in favor of the Nominees listed above, at the proxy holders’ sole discretion, in order to elect as many of the Nominees listed above as possible. The shares represented by this proxy will not be cumulated with respect to any Nominee for whom the authority to vote has been withheld. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 3 7 7 9 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE GRAY BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 19, 2018. Vote by Internet • Go to www.envisionreports.com/SFE • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message The cumulative voting feature for the election of directors is available if you sign and return the proxy or vote in person at the annual meeting; however, it is not available if you vote by telephone or the Internet. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02UD9K 1 U PX + Annual Meeting Proxy Card .. + A Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2, 3 and 4.

Computershare is the stock transfer agent and registrar for Safeguard Scientifics, Inc. Computershare provides you the flexibility to access information and process transactions using its toll-free shareholder services center, automated telephone support system and Internet capabilities. Contacting Computershare Please direct your inquiries and transaction requests to Computershare using the options listed below: Telephone inquiries: 1-800-736-3001 (U.S., Canada, Puerto Rico) 1-781-575-3100 (non U.S.) 1-800-952-9245 (TDD) E-mail inquiries: web.queries@computershare.com Written requests: First Class/Registered/Certified Mail: Computershare Investor Services PO BOX 505000 Louisville, KY 40233-5000 Investor Centre You also can manage your account online via Investor Centre, Computershare’s Web-based tool for shareholders. Here you can view your account details, update your account information and process various transactions. Registration is quick and easy. You can access The Investor Centre at www.computershare.com/investor. YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Safeguard Scientifics, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SAFEGUARD SCIENTIFICS, INC. No matter how many shares you hold, we consider your vote important and encourage you to vote as soon as possible. When you sign and return this proxy card, you • appoint Brian J. Sisko and G. Matthew Barnard (or either of them or any substitutes they may appoint), as proxies to vote your shares, as you have instructed, at the Annual Meeting on June 20, 2018, and at any adjournments, postponements, continuations or reschedulings of that meeting and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat; • authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended; and • revoke any previous proxies you may have signed, including any proxy previously given by telephone or internet. The undersigned acknowledges receipt of the Notice of the Annual Meeting and proxy statement dated May 16, 2018. IF YOU SIGN AND RETURN THE PROXY BUT DO NOT INDICATE HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR (1) ALL NOMINEES TO THE BOARD OF DIRECTORS; (2) THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2017; (3) RATIFICATION OF THE ADOPTION OF THE TAX BENEFITS PRESERVATION PLAN; AND (4) THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS OF THE MEETING. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. (continued, and to be marked, signed and dated, on the reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.